                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                Wave Phore Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required.

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                [WAVEPHORE LOGO]








                                  April 2, 1997



Dear Shareholder:

         Your are cordially invited to attend the 1997 Annual Meeting of Shareholders of WavePhore, Inc. on Friday, May 2, 1997 at 2:00 p.m., Mountain Standard Time, at the Embassy Suites Hotel, 1515 N. 44th Street, Phoenix, Arizona.

         The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be acted upon at the meeting. The Annual Report to Shareholders for the year ended December 31, 1996 also is enclosed.

         Please promptly vote, date, sign and return your proxy for the meeting even though you plan to attend. You may vote in person at that time if you so desire.

                                 Sincerely,

                                 David E. Deeds
                                 Chairman, Chief Executive Officer
                                 and President

                                 WAVEPHORE, INC.
                         3311 N. 44TH STREET, SUITE #100
                             PHOENIX, ARIZONA 85018
                                 (602) 952-5500

            --------------------------------------------------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

            ---------------------------------------------------------


         The Annual Meeting of Shareholders of WavePhore, Inc. will be held on Friday, May 2, 1997 at 2:00 p.m., Mountain Standard Time, at the Embassy Suites Hotel, 1515 N. 44th Street, Phoenix, Arizona, to take action on the following matters:

         1. To elect six Directors to serve until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified.

         2.       To approve the Company's 1997 Incentive Plan.

         3.       To approve the Company's Executive Management Incentive Plan.

         4. To transact such other business as may properly come before the meeting or any adjournment thereof. As of the date of this notice, the Company knows of no other business to be brought before the meeting.

The Board of Directors has fixed the close of business on March 31, 1997 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the meeting.


                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           Douglas J. Reich, Secretary








Dated: April 2, 1997

                                 WAVEPHORE, INC.
                         3311 N. 44TH STREET, SUITE #100
                             PHOENIX, ARIZONA 85018
                                 (602) 952-5500

            --------------------------------------------------------

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 2, 1997

            ---------------------------------------------------------


INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of WavePhore, Inc., an Indiana corporation (the "Company"), of proxies for the Annual Meeting of Shareholders to be held on Friday, May 2, 1997 at 2:00 p.m., Mountain Standard Time, at the Embassy Suites Hotel, 1515 N. 44th Street, Phoenix, Arizona, and at any adjournment thereof. These Proxy Materials are being mailed to Shareholders commencing approximately April 4, 1997.

         Sending in a signed proxy will not affect a Shareholder's right to attend the meeting and vote in person. Any Shareholder giving a proxy has the right to revoke it at any time before it is exercised by executing and returning a proxy bearing a later date, by giving written notice of revocation to the Secretary of the Company, or by attending the meeting and voting in person. All properly executed proxies not revoked will be voted at the meeting in accordance with instructions contained therein.

         A proxy which is signed and returned by a Shareholder of record without specification marked in the instruction boxes will be voted, as to proposals specified in the proxy, in accordance with recommendations of the Board of Directors as outlined in this Proxy Statement. If any other proposals are properly brought before the meeting and submitted to a vote, all proxies will be voted in accordance with the judgment of the persons voting the respective proxies.

         In connection with proxy soliciting material mailed to Shareholders, associates of the Company may communicate with Shareholders personally or by telephone, facsimile, telegraph or mail to solicit their proxies. The Company will pay all expenses related to such solicitations of proxies. The Company will request that brokers, custodians, nominees and fiduciaries forward proxy materials to the beneficial holders, and solicit proxies from them, where appropriate. The Company will reimburse such persons for reasonable out-of-pocket expenses incurred in connection therewith.

         Shareholders of record at the close of business on March 31, 1997 are eligible to vote at the meeting. As of the close of business on March 26, 1997, the Company had outstanding 16,255,594 Common Shares. Each such Common Share will be entitled to one vote. Additional shares held in the Company's treasury at March 26, 1997, totaling 354,500 Common Shares, will not be voted.

         A majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting of Shareholders. Shares that are present in person or represented by proxy but abstain from voting are counted for purposes of establishing a quorum, as are shares where a broker holding stock in street name votes the shares on some matters but not others.

         With respect to the three matters expected to come before the Shareholders at the Annual Meeting, assuming a quorum is present, (i) Directors shall be elected by a plurality of the votes cast by the shares present at the meeting, in person or represented by proxy, and entitled to vote thereon and
(ii) the other two matters shall be approved if a majority of the shares present, in person or represented by proxy, at the meeting and entitled to vote on the matter, favor the action. If any other matter is properly brought before the meeting, which is not expected to occur, it shall be approved if a majority of the shares present, in person or represented by proxy, at the meeting and entitled to vote on the matter, favor the action. With respect to the election of Directors, only shares that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a plurality. Shares present at the meeting that are not voted for a particular nominee, or shares present by proxy where a Shareholder properly withholds authority to vote for such nominee, or broker non-votes, will not be counted towards such nominee's achievement of a plurality. With respect to any of the two others matters to be voted upon, if a Shareholder abstains from voting or directs his proxy to abstain from voting, the shares are considered present at the meeting for such matter but, since they are not affirmative votes for the matter, they will have the same effect as votes against the matter. With respect to broker non-votes on any such matter, the shares are not considered present at the meeting for such matter and they are, therefore, not counted in respect of such matter. Such broker non-votes do have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

                              ELECTION OF DIRECTORS

         Pursuant to the Company's Bylaws, the Board of Directors by resolution has fixed the number of Directors of the Company at six members. Members of the Company's Board of Directors hold office until the next Annual Meeting of Shareholders and until their successors are elected and have qualified.

         The Board of Directors has nominated David E. Deeds, R. Glenn Williamson, Kenneth D. Swenson, C. Roland Haden, Glenn Scolnik and J. Robert Collins for election as Directors at the 1997 Annual Meeting of Shareholders. All of such persons currently are Directors of the Company.

         THE BOARD OF DIRECTORS, WITH EACH RESPECTIVE DIRECTOR ABSTAINING AS TO HIS NOMINATION, UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION AS DIRECTORS OF THE NOMINEES LISTED ABOVE.

         Except where otherwise instructed, proxies will be voted for election of all the nominees for Director. Should any nominee for Director be unwilling or unable to serve as a Director, which is not anticipated, it is intended that the persons acting under the proxy will have discretionary authority to vote for the election of another person in such nominee's stead in accordance with their judgment.

         With respect to Directors who are Officers of WavePhore, Inc., the following information concerning positions with WavePhore, Inc. does not include positions as Officers or Directors of subsidiaries of WavePhore, Inc. which are part of the responsibilities of such persons and for which such persons receive no separate compensation.

         The following information as to principal occupations during the last five years, and other Directorships in companies with a class of securities registered under Section 12 or subject to Section 15(d) of the Securities Exchange Act of 1934, as amended, or registered as an investment company under the Investment Company Act of 1940, as amended, is based upon information furnished by each person and is correct to the best knowledge of the Company.

                             NOMINEES FOR DIRECTORS

                                                      POSITIONS WITH THE COMPANY
                                                       AND PRINCIPAL OCCUPATIONS
   NAME                     AGE     DIRECTOR SINCE    DURING THE LAST FIVE YEARS
   ----                     ---     --------------    --------------------------
David E. Deeds              55          1990          Chairman, Chief Executive
                                                      Officer and President of
                                                      the Company since 2/90.

R. Glenn Williamson         40          1993          Executive Vice President
                                                      and Chief Operating
                                                      Officer of the Company
                                                      since 4/95; and Secretary
                                                      from 3/93 to 7/96;
                                                      Treasurer from 3/93 to
                                                      4/95; Consultant to the
                                                      Company from 3/92 to 3/93;
                                                      Chairman and Chief
                                                      Executive Officer of
                                                      Interactive Media
                                                      Technologies, Inc.
                                                      (multi-media hardware and
                                                      software), Scottsdale,
                                                      Arizona, from 1988 to 19


Kenneth D. Swenson          47          1996          Executive Vice President
                                                      of the Company since
                                                      12/96; Chief Financial
                                                      Officer and Treasurer of
                                                      the Company since 4/95.
                                                      Mr. Swenson, a CPA, was a
                                                      partner with Ernst & Young
                                                      LLP, an international
                                                      accounting firm, from 1983
                                                      to 1995.

C. Roland Haden, Ph.D       56          1990          Vice Chancellor and Dean
                                                      of Engineering of Texas
                                                      A&M University since 1993;
                                                      Vice Chancellor and
                                                      Provost of Louisiana State
                                                      University from 1991 to
                                                      1993; Dean of Engineering
                                                      of Arizona State
                                                      University from 1978 to
                                                      1991, and Vice President
                                                      from 1987 to 1989;
                                                      Director of Inter-Tel,
                                                      Inc. (tele-communications
                                                      products); former Director
                                                      of E-Systems, Inc., a
                                                      Raytheon Company (defense
                                                      electronics) and of Square
                                                      D Co. (electrical
                                                      products).

Glenn Scolnik               45          1995          Principal, Hammond,
                                                      Kennedy, Whitney &
                                                      Company, Inc. (private
                                                      capital firm), New York
                                                      City and Indianapolis,
                                                      Indiana, since 1993;
                                                      practicing attorney,
                                                      Sommer & Barnard, P.C.,
                                                      Indianapolis, Indiana,
                                                      1978-1993.

J. Robert Collins, Ph.D     55          1995          E-Systems, Inc., a
                                                      Raytheon Company (defense
                                                      systems), Dallas, Texas:
                                                      Corporate Vice President,
                                                      Strategic Planning and
                                                      Development, since 1993;
                                                      Vice President, Business
                                                      Development, 1991-1993;
                                                      Product Line Vice
                                                      President, 1985-1991;
                                                      Program Director, Program
                                                      Manager and System
                                                      Engineer, 1978-1985.
                                                      Director of Space Imaging,
                                                      Inc. (satellite imaging)



                      COMMITTEES OF THE BOARD AND MEETINGS

         The Audit Committee of the Board of Directors recommends the engagement or discharge of the Company's independent auditors, reviews year-end financial statements prior to issuance, reviews the audit and non-audit services performed by the independent auditors, and makes appropriate reports and recommendations to the Board of Directors. During the last fiscal year, the Audit Committee consisted of Messrs. Haden and Collins. The Audit Committee held two formal meetings during 1996.

         The Compensation/Incentive Plan Committee of the Board of Directors reviews matters relating to compensation of the Executive Officers of the Company and makes recommendations thereon to the Board of Directors. In addition, the Compensation/ Incentive Plan Committee determines Incentive Plan Awards for employees, including executives, of the Company. The Compensation Committee consisted of Messrs. Scolnik and Haden. The Compensation/Incentive Plan Committee held one formal meeting during 1996, but acted by consent on nine occasions.

         The Company's Board of Directors has no nominating committee. Nominations for Directors of the Company are considered by the entire Board of Directors.

         The Board of Directors held six formal meetings during 1996 and acted by consent on two occasions. No Director attended fewer than 75% of the aggregate of all meetings of the Board of Directors and of the committees of the Board on which he served, except that Mr. Collins was unable to attend three Directors' meetings.

                          PROPOSED 1997 INCENTIVE PLAN

         The Board of Directors is seeking Shareholder approval for the 1997 Incentive Plan (the "Incentive Plan") which was adopted by the Board of Directors on February 10, 1997. The Incentive Plan will become effective if approved by the Shareholders and is intended to replace the Company's 1995 Incentive Plan. If the Incentive Plan is approved by the Shareholders, the Board of Directors will terminate the 1995 Incentive Plan and no further options will be granted pursuant thereto.

         The Company's Board of Directors believes the Incentive Plan will give the Company the flexibility to award appropriate incentive compensation to Officers, employees, consultants and advisors in a variety of circumstances and situations which may arise in the future.

         As of March 26, 1997, the Company had issued, or reserved for issuance, an aggregate of 2,351,000 Common Shares pursuant to options granted under the 1995 Incentive Plan, or 94% of the 2,500,000 Common Shares reserved for the 1995 Incentive Plan. The termination of the 1995 Incentive Plan will not affect the outstanding options previously granted pursuant thereto.

         The Incentive Plan is intended to conform to the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), relating to tax deductibility, including the requirement that such a plan specify the number of options which may be granted to any individual over a specified period. Accordingly, the Incentive Plan specifies that the maximum number of Common Shares for which Incentive Awards may be granted to any one Participant shall not exceed 500,000 shares in any one calendar year, subject to adjustments for certain changes in the capitalization of the Company. In addition, the total of all cash payments to any one Participant pursuant to the Incentive Plan in any calendar year shall not exceed $500,000.

         The following summary of the Incentive Plan is subject to the complete terms of the Incentive Plan.

         A maximum number of shares which may be issued under the Incentive Plan is 4,000,000 Common Shares of the Company, which may be authorized but unissued Common Shares or Treasury Shares, at the discretion of the Committee (the "Committee") of not fewer than two Directors appointed by the Board to administer the Incentive Plan. Each member of the Committee must be a "non-employee Director" within the meaning of Rule 16b-3(b)(3) promulgated under
Section 16 of the Securities Exchange Act of 1934, as amended.

         The Incentive Plan provides for the grant of (i) non-qualified stock options; (ii) incentive stock options; (iii) limited stock appreciation rights;
(iv) tandem stock appreciation rights; (v) stand-alone stock appreciation rights; (vi) shares of restricted stock; (vii) shares of phantom stock; and
(viii) stock bonuses (collectively, "Incentive Awards"). In addition, the Incentive Plan provides for the grant of cash bonuses payable when a Participant is required to recognize income for federal income tax purposes in connection with the vesting of shares of restricted stock or the grant of a stock bonus. Employees, officers and Directors of the Company, and consultants and advisors of the Company, and its subsidiaries will be eligible to participate in the Incentive Plan.

         The Committee will determine which persons receive grants of Incentive Awards, the type of Incentive Awards granted and the number of shares subject to an Incentive Award. However, any grants of Incentive Awards to non-employee Directors shall be determined by the Board of Directors, not the Committee. Subject to the terms of the Incentive Plan, the Committee will also determine the prices, expiration dates and other material features of the Incentive Awards granted under the Plan. The Committee may, in its absolute discretion, (i) accelerate the date on which an option or stock appreciation right granted under the Incentive Plan becomes exercisable; (ii) accelerate the date on which a share of restricted stock or phantom stock vests and waive any conditions imposed by the Committee on the vesting of a share of restricted stock or phantom stock; and (iii) grant Incentive Awards to a Participant on the condition that the Participant surrender to the Company for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee specifies.

         The Committee will have the authority to interpret and construe any provision of the Incentive Plan and to adopt such rules and regulations for administering the Incentive Plan as it deems necessary. All decisions and determinations of the Committee are final and binding on all parties. The Company will indemnify each member of the Committee against any cost, expense or liability arising out of any action, omission or determination relating to the Incentive Plan, unless such action, omission or determination was taken or made in bad faith and without reasonable belief that it was in the best interests of the Company.

         The Incentive Plan will have no fixed termination date, but may be terminated at any time by the Board of Directors. Incentive Awards outstanding as of the date of any such termination will not be affected or impaired by the termination of the Incentive Plan. The Board of Directors may amend, alter, or discontinue the Incentive Plan, but no amendment, alteration or discontinuation shall be made which would (i) impair the rights of a Participant without the Participant's consent, except such an amendment which is necessary to cause any Incentive Award or transaction under the Incentive Plan to qualify, or to continue to qualify, for the exemption provided by Rule 16b-3, or (ii) disqualify any Incentive Award or transaction under the Incentive Plan from the exemption provided by Rule 16b-3. In addition, no such amendment may be made without the approval of the Company's Shareholders to the extent such approval is required by law or agreement. The Committee may suspend a Participant's rights to exercise any Incentive Award, pending a determination by the Board of Directors, if the Committee reasonably believes that a Participant has committed an act of misconduct as described in the Incentive Plan. If the Board of Directors determines that a Participant has committed such an act of misconduct, such Participant's rights to exercise an Incentive Award shall be terminated.

         A summary of the significant features of the Incentive Awards follows:

         NON-QUALIFIED AND INCENTIVE STOCK OPTIONS. The exercise price of each non-qualified stock option ("NQO") granted under the Incentive Plan shall be such price as the Committee shall determine on the date on which such NQO is granted, which price shall not be less than that required by applicable law. The exercise price of each incentive stock option ("ISO") granted under the Incentive Plan shall be not less than 100% (110% if the Participant is a 10% or more Shareholder) of the Fair Market Value (as defined in the Incentive Plan) of a Common Share of the Company on the date on which such ISO is granted and the aggregate Fair Market Value of such shares shall not exceed $100,000 during any calendar year when first exercisable. (Non-qualified stock options and incentive stock options shall hereinafter be referred to collectively as "Options.") Each Option shall be exercisable for a period, not to exceed ten years (five years for an ISO granted to a Participant who is a 10% or more Shareholder), established by the Committee on the date on which such Option is granted. The exercise price shall be paid in cash or, subject to the approval of the Committee, in shares of Common Stock valued at their Fair Market Value on the date of exercise.

         Except in the event of the retirement at age 60 or later, death or disability of an optionee, or the termination of the employment of an optionee for cause (as defined in the Incentive Plan), Options are exercisable only while an optionee is employed by the Company or within one month after such employment has terminated to the extent that such Options were exercisable on the last day of employment. In the event of the retirement at age 60 or later, death or disability of an optionee, Options are exercisable within one year after such death or disability to the extent that such Options were exercisable on the last day of employment. In the event of the termination of the employment of an optionee for cause, all Options held by such optionee terminate immediately. Unless the Committee provides otherwise, (i) no right or interest of a Participant in any Incentive Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary, and (ii) no Incentive Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution.

         Upon the occurrence of a Change in Control of the Company, all Options become fully and immediately exercisable and shall remain vested in the holder in a manner such that the holder may continue to exercise an option, limited stock appreciation right ("LSAR") or tandem stock appreciation right ("Tandem SAR") as if still employed even if no longer so employed. A "Change in Control" is defined in the Incentive Plan as: (i) the acquisition at any time by a "person" or "group" (excluding David E. Deeds, his affiliates, the Company, a Subsidiary of the Company or an employee benefit plan of the Company or any Subsidiary) of direct or indirect beneficial ownership of securities representing 20% or more of the combined voting power in the election of Directors of the Company or any successor of the Company; (ii) the termination of service as Directors, for any reason other than death, disability or retirement from the Board of Directors, during any period of two consecutive years or less, of individuals who at the beginning of such period constituted a majority of the Board of Directors, unless the election of or nomination for election of each new Director during such period was approved by vote of at least two-thirds of the Directors still in office who were Directors at the beginning of the period; (iii) approval by the Shareholders of the Company of any merger or consolidation or statutory share exchange as a result of which the Common Shares shall be changed, converted or exchanged (other than a merger or share exchange with a wholly-owned Subsidiary of the Company), or liquidation of the Company, or any sale or disposition of 50% or more of the assets or earning power of the Company; or (iv) approval by the Shareholders of the Company of any merger, or consolidation, or statutory share exchange to which the Company is a party as a result of which the persons who were Shareholders of the Company immediately prior to the effective date of the merger, or consolidation, or statutory share exchange shall have beneficial ownership of less than 50% of the combined voting power in the election of Directors of the surviving corporation following the effective date of such merger, or consolidation, or statutory share exchange; provided, however, that no change in control shall be deemed to have occurred if, prior to such time as a change in control would otherwise be deemed to have occurred, the Company's Board of Directors deems otherwise.

         LIMITED STOCK APPRECIATION RIGHTS. The Committee may grant, in connection with any Option granted under the Incentive Plan, a LSAR with respect to a number of shares not exceeding the number of shares subject to the Option. A LSAR may be granted at the same time as, or subsequent to the time that, its related option is granted. The exercise of an LSAR with respect to a number of shares causes the cancellation of the Option to which it relates with respect to an equal number of shares. The exercise of an Option with respect to a number of shares causes the cancellation of the LSAR to which it relates with respect to an equal number of shares.

         LSARs are generally exercisable during the 60 day period following a Change in Control, but only to the extent that their related Options are exercisable. The exercise of an LSAR included with an NQO with respect to a number of shares entitles the Participant to an amount in cash, for each such share, equal to the excess of (i) the greater of (a) the highest price per Common Share of the Company paid in connection with the Change in Control of the Company in connection with which the LSAR became exercisable, and (b) the Fair Market Value of a Common Share of the Company on the date of such Change in Control, over (ii) the exercise price of the related NQO. The exercise of an LSAR included with an ISO with respect to a number of shares entitles the Participant to an amount in cash, for each such share, equal to the excess of
(i) the Fair Market Value of a Common Share of the Company on the date of exercise, over (ii) the exercise price of the related ISO.

         TANDEM STOCK APPRECIATION RIGHTS. The Committee may grant, in connection with any Option, a Tandem SAR with respect to a number of Common Shares of the Company not exceeding the number of shares subject to the related Option. A Tandem SAR may be granted at the same time as, or subsequent to the time that, its related Option is granted. The exercise of a Tandem SAR with respect to a number of shares causes the cancellation of its related Option with respect to an equal number of shares. The exercise of an Option with respect to a number of shares causes the cancellation of its related Tandem SAR to the extent that the number of shares subject to the Option after its exercise is less than the number of shares subject to the Tandem SAR.

         A Tandem SAR is exercisable at the same time and to the same extent as its related Option. The exercise of a Tandem SAR with respect to a number of shares entitles the Participant to an amount in cash, for each such share, equal to the excess of (i) the Fair Market Value of a Common Share of the Company on the date of exercise over (ii) the exercise price of the related Option.

         STAND-ALONE STOCK APPRECIATION RIGHTS. The Committee may grant stand-alone stock appreciation rights ("Stand-Alone SARs") under the Incentive Plan, the exercise price of which shall be such price as the Committee shall determine on the date on which such Stand-Alone SAR is granted. A Stand-Alone SAR shall be exercisable for a term, not to exceed ten years, established by the Committee on the date on which such Stand-Alone SAR is granted. The exercise of a Stand-Alone SAR with respect to a number of shares entitles the Participant to an amount in cash, for each such share, equal to the excess of (i) the Fair Market Value of a Common Share of the Company on the date of exercise over (ii) the exercise price of the Stand-Alone SAR, except that the exercise of a Stand-Alone SAR after a Change in Control of the Company entitles the Participant to an amount, for each share subject to the exercise, equal to the per share amount to which the Participant would be entitled if he exercised an LSAR.

         Except in the event of the retirement at age 60 or later, death or disability of an optionee, or the termination of the employment of an optionee for cause (as defined), Stand-Alone SARs are exercisable only while an optionee is employed by the Company or within one month after such employment has terminated to the extent that such Stand-Alone SARs were exercisable on the last day of employment. In the event of the retirement at age 60 or later, death or disability of an optionee, Stand-Alone SARs are exercisable within one year after such death or disability to the extent that such Stand-Alone SARs were exercisable on the last day of employment. In the event of the termination of the employment of an optionee for cause, all Stand-Alone SARs held by such optionee terminate immediately.

         Upon the occurrence of a Change of Control of the Company, all Stand-Alone SARs become fully and immediately exercisable.

         RESTRICTED STOCK. A grant of shares of restricted stock represents the promise of the Company to issue Common Shares of the Company on a predetermined date (the "Issue Date") to a Participant, provided the Participant is continuously employed by the Company until the Issue Date. Prior to the vesting of the shares, the shares are not transferable by the Participant and are forfeitable. Vesting of the shares occurs on a second predetermined date (the "Vesting Date"). The terms of the grant may require that the Participants have been continuously employed by the Company until the Vesting Date. The Committee may, at the time shares of restricted stock are granted, impose additional conditions, such as, for example, the achievement of specified performance goals, to the vesting of the shares. Vesting of some portion of, or all, shares of restricted stock may occur upon the termination of the employment of a Participant other than for cause prior to the vesting date. If vesting does not occur, shares of restricted stock are forfeited.

         Upon the occurrence of a Change in Control, all shares of restricted stock which have not vested, or been canceled or forfeited, vest automatically.

         The Committee may grant, in connection with a grant of shares of restricted stock, a cash "tax" bonus, payable when an employee is required to recognize income for federal income tax purposes with respect to such shares. The tax bonus may not be greater than 50% of the Fair Market Value of the shares of restricted stock at the time the income is required to be realized.

         PHANTOM STOCK. Phantom stock, representing the right to the economic equivalent of a grant of restricted stock, payable in cash, may be granted by the Committee, subject to such conditions as the Committee determines. Shares of phantom stock are subject to the same vesting requirements as are shares of restricted stock. In addition, the value of a share of phantom stock (whether or not vested) is paid immediately upon the occurrence of a Change in Control of the Company. The Committee may not grant any cash bonus in connection with the grant of shares of phantom stock.

         STOCK BONUSES. Bonuses payable in Common Shares may be granted by the Committee and may be payable at such times and subject to such conditions as the Committee determines.

         CASH BONUSES. The Committee may grant, in connection with a restricted stock grant or stock bonus, a cash "tax" bonus, payable when an employee is required to recognize income for federal income tax purposes with respect to such restricted stock grant or stock bonus. The tax bonus may not be greater than 50% of the Fair Market Value of the restricted stock grant or stock bonus at the time the income is required to be realized.

         ADJUSTMENTS. The grant of an LSAR, Tandem SAR or cash bonus shall not reduce the number of Common Shares with respect to which Options, Stand-Alone SARs, shares of Restricted Stock, shares of Phantom Stock or Stock Bonuses may be granted pursuant to the Plan. In the event that any outstanding Option or Stand-Alone SAR expires, terminates or is canceled for any reason (other than by reason of the exercise of a related LSAR or a Tandem SAR), the Common Shares subject to the unexercised portion of such Option or Stand-Alone SAR shall again be available for grants under the Plan. In the event that any shares of Restricted Stock or Phantom Stock, or any Common Shares granted in a Stock Bonus are forfeited or canceled for any reason, such shares shall again be available for grants under the Plan.

         The Incentive Plan provides for an adjustment in the number of Common Shares available to be issued under the Incentive Plan, the number of shares subject to Incentive Awards, and the exercise prices of certain Incentive Awards upon certain changes in the capitalization of the Company, a stock dividend or split, a merger or consolidation, a combination or exchange of shares, and certain other similar events. The Incentive Plan also provides for the termination of Incentive Awards upon the occurrence of certain corporate events.

         TAX WITHHOLDING. The Incentive Plan provides that Participants may elect to satisfy certain federal income tax withholding requirements by remitting to the Company cash or, subject to certain conditions, including Committee approval, Common Shares of the Company or by instructing the Company to withhold shares payable to the Participant. In addition, the Incentive Plan provides that, at the election of a Participant, an unrelated broker-dealer acting on behalf of the Participant may exercise Options granted to the Participant and immediately sell the shares acquired on account of the exercise to raise funds to pay the exercise price of the Option and the amount of any withholding tax which may be due on account of the exercise.

FEDERAL INCOME TAX CONSEQUENCES

         NQOS. A Participant will not be deemed to receive any income at the time an NQO is granted, nor will the Company be entitled to a deduction at that time. However, when any part of an NQO is exercised the Participant will be deemed to have received compensation taxable as ordinary income in an amount equal to the difference between the exercise price of the NQO and the Fair Market Value of the shares received on the exercise of the NQO. In the event that a Participant cannot sell at a profit the shares acquired on exercise of an NQO without incurring liability under Section 16(b) of the Securities Exchange Act of 1934, the recognition of income in respect of such exercise may be delayed until such shares may be resold without incurring such liability (generally six months after the date of exercise), and in such case the amount of such ordinary income will be computed as of the date of recognition based upon the Fair Market Value of the shares on that date. If, however, a Participant subject to Section 16(b) of the Securities Exchange Act of 1934 files an appropriate election under Section 83(b) of the Code with the IRS within thirty days of his exercise of the NQO, such Participant will be deemed to have received compensation taxable as ordinary income in an amount equal to the difference between the exercise price and the Fair Market Value, on the date of exercise, of the shares received upon exercise. The Company will be entitled to a tax deduction in an amount equal to the amount of compensation taxable as ordinary income realized by the Participant.

         Upon any subsequent sale of the shares acquired upon the exercise of an NQO, any gain (the excess of the amount received over the Fair Market Value of the shares on the date ordinary income was recognized) or loss (the excess of the Fair Market Value of the shares on the date ordinary income was recognized over the amount received) will be a long-term capital gain or loss if the sale occurs more than one year after such date or recognition and otherwise will be a short-term capital gain or loss.

         If all or any part of the exercise price of an NQO is paid by the Participant with Common Shares (including, based upon regulations under the Code, shares previously acquired on exercise of an ISO), no gain or loss will be recognized on the shares surrendered in payment. The number of shares received on such exercise of the NQO equal to the number of shares surrendered will have the same basis and holding period, for purposes of determining whether subsequent dispositions result in long-term or short-term capital gain or loss, as the basis and holding period of the shares surrendered. The balance of the shares received on such exercise will be treated for federal income tax purposes as described in the preceding paragraphs as though issued upon the exercise of the NQO for an exercise price equal to the consideration, if any, paid by the Participant in cash. The Participant's compensation, which is taxable as ordinary income upon such exercise, and the Company's deduction will not be affected by whether the exercise price is paid in cash or in Common Shares.

         ISOS. A Participant will not be deemed to receive any income at the time an ISO is granted or exercised. If a Participant does not dispose of the shares acquired on exercise of an ISO within two years after the grant of the ISO and one year after the exercise of the ISO, the gain (if any) on a subsequent sale (the excess of the amount received over the exercise price) or loss (if any) on a subsequent sale (the excess of the exercise price over the amount received) will be a long-term capital gain or loss.

         If the Participant sells the shares acquired on exercise of an ISO within two years after the date of grant of the ISO or within one year after the exercise of the ISO, the disposition is a "disqualifying disposition," and the Participant will recognize income in the year of the disqualifying disposition equal to the excess of the amount received for the shares over the exercise price. Of that income, the portion equal to the excess of the Fair Market Value of the shares at the time the ISO was exercised over the exercise price will be treated as compensation to the Participant, taxable as ordinary income, and the balance (if any) will be long-term or short-term capital gain depending on whether the shares were sold more than one year after the ISO was exercised. If the Participant sells the shares in a disqualifying disposition at a price that is below the exercise price, the loss will be a short-term capital loss if the Participant has held the shares for one year or less and otherwise will be a long-term capital loss. Special rules apply to Participants who are Officers or Directors of the Company and who are subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934.

         If a Participant uses shares acquired upon the exercise of an ISO or a "qualified stock option" (within the meaning of Section 422 of the Code) to exercise an ISO, and the sale of the shares so surrendered for cash on the date of surrender would be a disqualifying disposition of such shares, the use of such shares to exercise an ISO also would constitute a disqualifying disposition. In such case, regulations under the Code appear to provide that tax consequences described above with respect to disqualifying dispositions would apply, except that no capital gain would be recognized with respect to such disqualifying disposition. In addition, the basis of the surrendered shares would be allocated to the shares acquired upon exercise of the ISO, and the holding period of the shares so acquired would be determined in a manner prescribed in regulations under the Code.

         If a Participant uses shares acquired upon the exercise of an ISO or a qualified stock option to exercise an ISO and such use of such shares does not constitute a disqualifying disposition of the shares so surrendered or, if the Participant uses other shares of the Company to exercise an ISO, the Participant will not recognize any income or gain or loss upon exercise of the ISO. In such case, the basis of the surrendered shares would be allocated to the shares acquired upon exercise of the ISO, and the holding period of the shares so acquired would be determined in a manner prescribed in regulations under the Code.

         Upon a disqualifying disposition of an ISO, the excess of the Fair Market Value of shares acquired on exercise of an ISO over the aggregate exercise price of such shares is an item of tax preference for purposes of the alternative minimum tax, and may in certain circumstances subject a Participant to an alternative minimum tax on the amount of such excess.

         The Company is not entitled to a deduction as the result of the grant or exercise of an ISO. If the Participant has compensation taxable as ordinary income as a result of a disqualifying disposition, the Company will be entitled to a deduction of an equivalent amount in the taxable year of the Company in which the disqualifying disposition occurs.

         LSARS, TANDEM SARS AND STAND-ALONE SARS. A Participant will not be deemed to receive any income at the time an LSAR, Tandem SAR or Stand-Alone SAR is granted, nor will the Company be entitled to a deduction at that time. However, when any part of the LSAR, Tandem SAR or Stand-Alone SAR is exercised, the Participant will be deemed to have received compensation taxable as ordinary income in an amount equal to the amount of cash received before deduction of taxes. The Company will be entitled to a deduction in an amount equal to the amount of ordinary income realized by the Participant.

         RESTRICTED STOCK. A Participant will not be deemed to receive any income at the time shares of restricted stock are granted or issued, nor will the Company be entitled to a deduction at that time. However, when shares of restricted stock vest, the Participant will be deemed to have received compensation taxable as ordinary income in an amount equal to the Fair Market Value of the shares of restricted stock on the date on which they vest. If, however, a Participant files an appropriate election under Section 83(b) of the Code with the IRS within thirty days of the issuance of the restricted stock, the Participant will be deemed to have received compensation taxable as ordinary income in an amount equal to the Fair Market Value of the shares of restricted stock on the date on which they are issued. The Participant will not be entitled to a deduction if the restricted stock is subsequently forfeited. The

Company will be entitled to a deduction in an amount equal to the amount of ordinary income realized by the Participant.

         Upon any sale of vested restricted stock, any gain (the excess of the amount received over the Fair Market Value of the shares on the date ordinary income was recognized) or loss (the excess of the Fair Market Value of the shares on the date ordinary income was recognized over the amount received) will be a long-term capital gain or loss if the sale occurs more than one year after such date of recognition and otherwise will be a short-term capital gain or loss.

         PHANTOM STOCK. A Participant will not be deemed to receive any income at the time shares of phantom stock are granted, nor will the Company be entitled to a deduction at that time. However, when phantom stock vests, the Participant will be deemed to have received compensation taxable as ordinary income in the amount of the cash received before deduction of taxes. The Company will be entitled to a deduction in an amount equal to the amount of ordinary income realized by the Participant.

         STOCK BONUS. Upon the receipt of a stock bonus, a Participant will be deemed to have received compensation taxable as ordinary income in an amount equal to the Fair Market Value of the stock at the date received. The Company will be entitled to a deduction in an amount equal to ordinary income realized by the Participant.

         Upon any sale of shares received as a stock bonus, any gain (the excess of the amount received over the Fair Market Value of the shares on the date ordinary income was recognized) or loss (the excess of the Fair Market Value of the shares on the date ordinary income was recognized over the amount received) will be a long-term capital gain or loss if the sale occurs more than one year after such date of recognition and otherwise will be a short-term capital gain or loss.

         CASH BONUS. Upon the receipt of a cash bonus, a Participant will be deemed to have received compensation taxable as ordinary income in the amount of the cash received. The Company will be entitled to a deduction in an amount equal to the amount of ordinary income realized by the Participant.

         CONSIDERATION. The Indiana Business Corporation Law provides that rights, options or warrants may be issued by the Company with or without consideration. If consideration is received by the Company for the granting of an Incentive Award under the Incentive Plan, such consideration may include, among others, the Participant's agreement to employment or continued employment by the Company, the Participant's surrender for cancellation of a previously granted Incentive Award, or such other consideration as the Committee may deem appropriate.

         OTHER INFORMATION. The closing market price of the Company's Common Shares on the Nasdaq National Market tier of The Nasdaq Stock Market on March 26, 1997 was $7.50. As of March 26, 1997, the Company had approximately 130 employees and three non-employee Directors eligible to participate in the Incentive Plan.

         INCENTIVE PLAN BENEFITS. As of March 26, 1997, no awards had been granted under the Incentive Plan by the Committee.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSED 1997 INCENTIVE PLAN.

                  PROPOSED EXECUTIVE MANAGEMENT INCENTIVE PLAN

         GENERAL. The Board of Directors adopted the Executive Management Incentive Plan (the "Management Incentive Plan") on February 10, 1997. The Management Incentive Plan will become effective as of February 10, 1997 subject to approval by the affirmative vote of the holders of a majority of the Common Shares present in person or represented by proxy and entitled to vote thereon, at the Annual Meeting of Shareholders. If the Management Incentive Plan is not approved by the Company's Shareholders, it will not be effective and any grants made under the Plan prior to that date will be void. No award may be made under the Management Incentive Plan after its date, but awards made prior there to may extend beyond that date.

         The Management Incentive Plan will provide for annual incentive awards to certain of the Company's key executives and is being submitted to Shareholders in an effort to assure that awards under the Management Incentive Plan will be tax deductible for the Company. Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), places a $1 million annual limit on the amount of compensation paid to the named executive officers that may be deducted by the Company for federal income tax purposes, unless such compensation is based on the achievement of pre-established performance goal(s) set by the Compensation Committee of the Board pursuant to a plan that has been approved by the Company's Shareholders.

         Shareholder approval of the Management Incentive Plan is necessary for maintaining the tax deductible status of incentive payments made to the Participants, as well as to allow the Company to continue its policy of recognizing and rewarding on an annual basis those key executives for their contribution to the overall success of the Company.

         The primary features of the Management Incentive Plan are summarized below. The summary is qualified by reference to the full text of the management Incentive Plan.

         ELIGIBILITY. Awards may be made under the Management Incentive Plan to any employee of the Company who is a "covered employee" within the meaning of
Section 162(m) of the Code. A covered employee generally includes the Company's Chief Executive Officer and the four other most highly compensated officers of the Company.

         ADMINISTRATION. The Management Incentive Plan will be administered by the Compensation Committee of the Board of Directors or any other committee appointed by the Board of Directors (the "Committee"), which consists of not less than two "outside Directors" within the meaning of Section 162(m). The Committee has full authority to interpret the Management Incentive Plan and to establish rules for its administration. The Committee has the authority to determine eligibility for participation in the Management Incentive Plan, to decide all questions concerning eligibility for and the amount of awards, and to establish and administer the performance goals (defined below) and certify whether, and to what extent, they are attained.

         DETERMINATION OF AWARDS. In determining awards to be made under the Management Incentive Plan, the Committee may approve a method which is based on one or more objective criteria to measure corporate performance as set forth in the Management Incentive Plan ("Performance Criteria"). The Committee may establish Performance Criteria and as selected by the Committee, the Committee may set one or more performance objectives ("Performance Goal(s)") with respect to such Performance Criteria for the Performance Period. The Performance Period shall be the period(s) of time selected by the Committee for measuring the attainment of the Performance Goal(s) and determining a Participant's right to receive an award. Performance Criteria must include one or more of the following: the Company's pre- or after-tax net income, consolidated pre-tax net income (prior to payments under the Management Incentive Plan), revenue growth, operating income, operating cash flow, return on net assets, return on Shareholders' equity, return on assets, return on capital, share price growth, Shareholder returns, gross or net profit margin, earnings per share, price per share and market share, any of which may be measured either in absolute terms, or as compared to any incremental increase, or as compared to results of a peer group. The Committee will also determine the amount of compensation payable to the Participant upon attainment of a Performance Goal before the beginning of each Performance Period or within the time permitted under Section 162(m) of the Code.

         Payment of awards will be made in cash. All determinations regarding the achievement of Performance Goals and the determination of actual awards will be made by the Committee. The Committee may in its discretion , reduce or eliminate, but not increase, the amount of any award that otherwise would be payable under the Management Incentive Plan.

         AMOUNT AVAILABLE AND MAXIMUM INDIVIDUAL AWARDS. The amount available for awards in any year shall be determined by the Committee. The maximum amount of cash compensation payable to a Participant under the Management Incentive Plan for a Performance Period shall be the greater of (i) $1,000,000, or (ii) 3% of the Company's consolidated pre-tax net income (prior to any payments under the Management Incentive Plan) for the last fiscal year ended on or before the end of the Performance Period.

         AMENDMENT AND TERMINATION. The Committee may suspend or terminate the Management Incentive Plan at any time with or without prior notice. In addition, the Committee may from time to time and with or without prior notice, amend or modify the Management Incentive Plan in any manner, but may not without Shareholder approval adopt any amendment that would require the vote of Shareholders of the Company pursuant to Section 162(m) of the Code.

         FEDERAL INCOME TAX CONSEQUENCES. The amount of cash received by a Participant is required to be recognized by such Participant as ordinary income subject to withholding and will generally be allowed as a deduction to the Company.

         Section 162(m) limits the deduction of compensation in excess of $1 million per year paid to certain of the Company's executives unless, among other exceptions, the compensation is performance-based compensation within the meaning of that provision. There can be no assurance that the compensation paid under the Management Incentive Plan will be deductible by the Company. The Company, however, believes that Section 162(m), as interpreted by the Internal Revenue Service Regulations under Section 162(m), will not limit the deduction of compensation payable pursuant to the Management Incentive Plan.

         The Management Incentive Plan is not subject to any provision of the Employee Retirement Income Security Act of 1974 and is not qualified under
Section 401(a) of the Code.

         The preceding discussion of federal income tax consequences does not purport to be a complete analysis of all the potential tax effects of the Management Incentive Plan. It is based upon laws, regulations, rulings, and decisions now in effect, all of which are subject to change. No information is provided with respect to foreign, state, or local tax laws, or estate and gift tax considerations.

         MANAGEMENT INCENTIVE PLAN BENEFITS. As of March 26, 1997, no awards had been granted under the Management Incentive Plan.

         VOTE REQUIRED. Adoption of the Management Incentive Plan requires approval by holders of a majority of the outstanding Common Shares of the Company present in person, or represented by proxy, and entitled to vote thereon, at the Annual Meeting of Shareholders.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE EXECUTIVE MANAGEMENT INCENTIVE PLAN.

                               EXECUTIVE OFFICERS

         The Executive Officers of the Company, their ages, positions with the Company, and business experience, are as follows:


         Name              Age                       Position
         ----              ---                       --------
David E. Deeds             55                Chairman of the Board, Chief
                                             Executive Officer and President

R. Glenn Williamson        40                Executive Vice President and Chief
                                             Operating Officer

Kenneth D. Swenson         47                Executive Vice President, Chief
                                             Financial Officer and Treasurer

Bruce B. Cross             55                Executive Vice President

Douglas J. Reich           53                Senior Vice President, General
                                             Counsel and Secretary

Sanford Goldman            39                Vice President

Patrick Gilbert            32                Vice President

Melvyn Engel               56                Vice President


         David E. Deeds has been Chairman of the Board, Chief Executive Officer and President of the Company since February, 1990. He has also been Chairman of the Board of Directors and Chief Executive Officer of WavePhore Canada, Inc. since January, 1995, and has been Chairman of the Board of Directors and Chief Executive Officer of WavePhore Networks, Inc. since January, 1996. Mr. Deeds was co-founder of Conseco, Inc. ("Conseco"), a New York Stock Exchange listed financial services holding company, and was President, co-Chief Executive Officer and a Director of Conseco from 1979 until retiring in 1988. Mr. Deeds has over 27 years of executive level experience, primarily in financial and operational aspects of companies.

         R. Glenn Williamson has been Executive Vice President and Chief Operating Officer of the Company since April, 1995, and a Director of the Company since March, 1993. He was Secretary of the Company from March, 1993 to July, 1996. He has also been President of WavePhore Canada, Inc. since February, 1996, and was its Vice President from January, 1995 to February, 1996. He has also been a Director of WavePhore Networks, Inc. since December, 1995. Mr. Williamson was Treasurer of the Company from March, 1993 to April, 1995, and was a consultant to the Company from March, 1992 to March, 1993. From 1988 to 1992, Mr. Williamson was Chairman and Chief Executive Officer of

Interactive Media Technologies, Inc. ("IMT"), a multimedia hardware company. From 1987 to 1988 and from 1990 to 1991, Mr. Williamson was also President of IMT.

         Kenneth D. Swenson has been Executive Vice President and Director of the Company since December, 1996 and has been Chief Financial Officer and Treasurer of the Company since April, 1995. He has also been Treasurer of WavePhore Networks, Inc. since January, 1996, and Treasurer of WavePhore Canada, Inc. since February, 1996. Mr. Swenson, a CPA, was a partner with Ernst & Young LLP, an international professional services firm, from 1983 to 1995, with responsibilities including coordination of audit, tax and business consulting services, leadership of the Audit Department, and Office Director of Human Resources. Mr. Swenson received a B.B.A. degree in accounting from the University of Notre Dame.

         Bruce B. Cross has been Executive Vice President of the Company since December, 1996, with responsibility for WavePhore Newscast since October, 1996. Previously, Mr. Cross was Senior Vice President of the Company from April, 1995 to December, 1996, Vice President from July, 1993 to April, 1995, and Director of Marketing from January, 1993 to July, 1993. From 1991 to 1992, Mr. Cross operated a private sales and marketing consulting firm, which provided consulting services to the Company, among other clients, and also operated a retail business as a sole proprietor.

         Douglas J. Reich has been Senior Vice President of the Company since December, 1996, and General Counsel and Secretary of the Company since July, 1996. Mr. Reich, an attorney, was a Shareholder in the law firm of Krys Boyle Golz Reich Freedman and Scott, P.C. from 1986 to June, 1996. Mr. Reich received a B.S. degree in Economics and a Juris Doctor degree from the University of Wisconsin - Madison.

         Sanford Goldman has been Vice President of the Company since November, 1996, with responsibility for the Consumer Division. Mr. Goldman was Senior Vice President and a Director of Shoppers Express Inc. from 1995 to 1996. He was Chief Executive Officer, President and a Director of Shoppervision, Inc., a predecessor of Shoppers Express, from 1993 to 1995. During 1993, he engaged in a consulting practice specializing in technology based retail marketing systems. From 1991 to 1993, he was a Vice President - General Manager for Turner Broadcasting System, Inc. Mr. Goldman received a B.S. degree in Accounting from the University of Maryland.

         Patrick Gilbert has been a Vice President of the Company since January, 1995, with responsibility for Strategic Business Development since February, 1996. He was also President of WavePhore Canada from January, 1995 to February, 1996. From 1992 to January, 1995, he was Vice President of Operations of BleuMont Telecom Inc. (now WavePhore Canada, Inc.), Montreal, Quebec. Prior thereto, he was employed in an engineering capacity in telecommunications at DTI Telecom, Montreal, Quebec. Mr. Gilbert received an engineering degree from Ecole de Polytechnique, Montreal, Quebec.

         Melvyn Engel has been a Vice President of the Company since April, 1994, with responsibility for Special Projects since January, 1996. He was Director of Engineering for the Company from 1991 to December, 1994. Mr. Engel holds a B.S. degree in electrical engineering from the City College of New York and an M.S. degree in management engineering from C. W. Post.

         All executive officers serve at the discretion of the Board of Directors.

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than ten percent Shareholders are required by SEC regulation to furnish the Company with the copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the last fiscal year, all Section 16(a) filing requirements applicable to its Officers, Directors and greater than ten percent beneficial owners were complied with, except that Bruce B.

Cross filed a Form 4 late, regarding an employee stock option exercise in August, 1996.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

         The following table sets forth all compensation awarded to, earned by, or paid to the Company's Chief Executive Officer and all other Executive Officers who received total annual salary and bonus in excess of $100,000 in 1996 (collectively, the "Named Executive Officers") for all services rendered in all capacities to the Company and its subsidiaries during the fiscal years ended December 31, 1996, 1995 and 1994.


                         SUMMARY COMPENSATION TABLE(1)

                                                                             Long-Term
                                                                            Compensation

                                                                              Awards

          Name and                                                Other       Securities       All
         Principal                                                Annual       Underlying      Other
          Position                  Year   Salary      Bonus   Compensation   Options/SARs(2)  Compensation
------------------------------------------------------------------------- -------------------------------
David E. Deeds
  Chief Executive Officer           1996   $      0   $    0   $  7,383(3)      200,000        $0
                                    1995          0        0      3,913(3)            0         0
                                    1994          0        0          0               0         0

R. Glenn Williamson
  Executive Vice President and      1996   $150,000   $    0   $      0         100,000        $0
  Chief Operating Officer           1995    102,000        0          0         100,000         0
                                    1994     94,000        0          0               0         0

Kenneth D. Swenson(4)
  Executive Vice President, Chief   1996   $125,000   $    0   $      0         125,000        $0
  Financial Officer and Treasurer   1995     75,000        0          0         100,000         0
                                    1994         --       --         --              --        --

Douglas J. Reich
  Senior Vice President, General    1996   $ 67,500   $    0   $      0         150,000        $0
  Counsel and Secretary             1995         --       --         --              --        --
                                    1994         --       --         --              --        --

-----------------------------

(1) Pursuant to the Rules of the Securities and Exchange Commission, certain columns otherwise required by the table have been omitted where no compensation has been awarded to, earned by, or paid to any of the Named Executive Officers required to be reported in that column in any fiscal year covered by the table.

(2) Amounts shown represent the number of non-qualified stock options, without tandem stock appreciation rights, granted each year.

(3) This amount represents leasing fees paid by the Company for a car used by Mr. Deeds for business purposes.

(4) Mr. Swenson became an employee of the Company on April 3, 1995. His annual compensation for 1995 was $100,000.

(5) Mr. Reich became an employee of the Company on July 1, 1996. His annual compensation for 1996 was $135,000. [GRAPHIC OMITTED]

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                INDIVIDUAL GRANTS
---------------------------------------------------------------------------------------------------------------------------
                               Number of         Percentage of
                              Securities     Total Options/SARs
                              Underlying          Granted to        Exercise
                             Options/SARs        Employees in        Price            Expiration        Grant Date
        Name                   Granted(1)         Fiscal 1996      (per share)            Date        Present Value(2)
-----------------------------------------------------------------------------------------------------------------------
David E. Deeds                  200,000(3)           9.2%           $ 6.875      December 31, 2001       $642,000

R. Glenn Williamson             100,000(3)           4.6%           $ 6.875      December 31, 2001       $321,000

Kenneth D. Swenson              100,000(3)           4.6%           $ 6.875      December 31, 2001       $321,000
                                  25,00(4)           1.1%           $14.250       January 23, 2001       $159,000

Douglas J. Reich                  50,00(3)           2.3%           $ 6.875      December 31, 2001       $160,500
                                100,000(5)           4.6%           $11.875         April 22, 2001       $538,000

---------------------------------------------

(1) Amounts shown represent the number of non-qualified stock options, without tandem stock appreciation rights ("SARs"), granted in 1996. Payment must be made in full upon exercise in cash or, with the consent of the Compensation/Incentive Plan Committee, in Common Shares of the Company. With the consent of the Compensation/Incentive Plan Committee, the option holder may elect to have Common Shares issuable upon exercise of options withheld by the Company to pay withholding taxes due.

(2) Grant date present value is based on the Black-Scholes option valuation model. The estimated values under the model are based on arbitrary assumptions as to variables such as stock price volatility, projected future dividend yield and interest rates. The estimated values use the following significant assumptions: volatility was .67; dividend yield equals 0%; risk-free interest rates (yield to maturity of 5 year treasury note at grant date) range from 5.70 to 5.80. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. There is no assurance that the value realized by an executive will be at or near the value estimated using the Black-Scholes model.

(3)      This option is exercisable six months after the date of grant.

(4)      This option is exercisable immediately at the date of grant.

(5)      This option is exercisable two months after the date of grant.

               AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES



                                                                       Number of Securities
                                                                      Underlying Unexercised         Value of Unexercised
                                                                         Options/SARs at          In-the-Money Options/SARs
                            Shares Acquired   Value                        Fiscal Year End(1)       at Fiscal Year End
           Name             on Exercise      Realized   Exercisable   Unexercisable   Exercisable      Unexercisable
--------------------------- ---------------  --------   -----------   -------------   ----------- -------------------------
David E. Deeds                     -             -              -        200,000          $0                 $0

R. Glenn Williamson                -             -        100,000        100,000          $0                 $0

Kenneth D. Swenson                 -             -        125,000        100,000          $0                 $0

Douglas J. Reich                   -             -        112,000         50,000          $0                 $0


----------------------------

(1)      No SARs were outstanding at December 31, 1996.


         COMPENSATION OF DIRECTORS.

         The Company reimburses Directors for their expenses incurred in attending Board meetings and has not paid any other cash compensation to Directors for serving in such capacity through 1996. Commencing January 1, 1997, the Company intends to pay each non-employee Director an annual retainer of $10,000, plus $1,000 per Board meeting and $750 per Board Committee meeting held on a date separate from a Board meeting. Pursuant to the 1995 Nonemployee Director Stock Plan, nonemployee Directors of the Company are each granted an option immediately following each annual meeting of Shareholders of the Company which option may be exercised to purchase 10,000 Common Shares of the Company, at a purchase price equal to 100% of the market price of such shares on the date of grant. Such stock options are exercisable for a five year period commencing six months after the date of grant. In accordance with the provisions of such Plan, on May 3, 1996, C. Roland Haden, Glenn Scolnik and J. Robert Collins each were granted an option to purchase 10,000 Common Shares of the Company exercisable at the price of $15.48 per share during the period commencing on October 3, 1996 and expiring on October 3, 2001.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.

         Messrs. Scolnik and Haden are the members of the Compensation/Incentive Plan Committee of the Board of Directors of the Company. The Compensation/Incentive Plan Committee reviews matters relating to compensation of the executive officers of the Company and makes recommendations thereon to the Board of Directors. In addition, the Compensation/Incentive Plan Committee determines Incentive Plan awards for employees, including executives, of the Company.

         COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         COMMITTEE RESPONSIBILITIES

         The Compensation Committee of the Board of Directors (the "Committee") is comprised of two non-employee Directors. Committee responsibilities, with respect to the compensation of executive officers, including the Named Executive Officers, of the Company, include the review and recommendations relative to the following compensation elements:

         -   Base salary levels of the executive officers of the Company;

         -   The Company's performance-based compensation plan;

         -   The Company's stock-based compensation plan;

         -   All employment agreements and amendments thereof;

         -   All aspects of the Company's retirement plan; and

         -   The process and substance of all other aspects of compensation.

         OVERALL COMPENSATION PHILOSOPHY

         The Company's underlying compensation philosophy is to link key executive compensation to corporate performance and returns to shareholders. To this end, the Company has developed an overall compensation strategy and specific compensation plans that tie a significant portion of executive compensation to the Company's success in meeting specified performance goals and to appreciation in the Company's Common Share price.

         The overall objectives of the Company's executive compensation strategy are:

         -   To attract and retain the best possible talent;

         - To provide long-term incentives to these executives to achieve the goals inherent in the Company's business strategy; and

         - To link executive and stockholder interests through equity-based plans.

         The basic elements of the Company's executive compensation packages are base salary and long-term incentive compensation. The Committee's policies with respect to each of these elements, including the basis for the compensation of Mr. David E. Deeds, the Company's Chief Executive Officer, and the Named Executive Officers, are discussed below. In addition, while the elements of compensation described below are considered separately, the Committee takes into account the full compensation package afforded by the Company to each individual, including severance plans, insurance and other benefits. All actions of the Committee with respect to executive compensation in 1996 were subsequently unanimously approved by the Board of Directors.

         IRC SECTION 162(M)

         The Committee has considered Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), regarding qualifying compensation paid to the Company's executive officers for deductibility in structuring compensation arrangements. The Committee intends to make every effort to ensure that all compensation awarded to the Company's executives is fully deductible. The regulations implementing Section 162(m) have not required any changes in the Company's current executive compensation program in order to maintain the deductibility of executive compensation where the Company anticipates a deduction. However, the Committee has recommended, and the Board of Directors has approved and recommended to the Shareholders, the adoption of an Executive Management Incentive Plan which provides for performance-based compensation of the Company's executives in accordance with the provisions of Section 162(m) of the Code.

         BASE SALARIES

         As a Company which emerged from the development stage in 1996, the Committee's approach to base compensation for the Company's executives, including the Named Executive Officers in the Summary Compensation Table, is to offer base salaries that are slightly less than the competitive market. Individual salaries for specified executives are reviewed annually and adjustments are made based on the Committee's subjective judgment as to individual responsibilities and performance over time. In reviewing the individual performance of executives other than the Chief Executive Officer, the Committee takes into account the views of the Chief Executive Officer.

         With respect to the fiscal year ended December 31, 1996, the Committee reviewed the base salaries of its executive officers and, in light of its determination to begin to bring the Company's below competitive market salaries closer to market levels, recommended an average increase of 36% to the Named Executive Officers present at the time (Williamson and Swenson; Deeds did not receive a base salary in 1996), with an overall average increase of 28% to all executives as a group. For 1997, the Company's approach to base compensation will be to continue to bring salaries into a competitive position. The effect of this strategy will be to control the fixed portion of compensation costs, while placing significant emphasis on the "at-risk" component, or long-term incentive compensation, as discussed below.

         LONG-TERM INCENTIVE COMPENSATION

         The Company maintains, for key executives of the Company, a stock-based compensation plan, which allows the Committee to award the individuals it selects non-qualified stock options. Awards under the Company's stock-based compensation plan directly link potential Participant rewards to increases in shareholder value.

         The Company historically has provided the majority of its stock-based compensation in the form of stock options. Stock options are granted with an exercise price equal to the market price of the Company's Common Stock on the date of the grant and become exercisable from the date of grant or up to a two year period thereafter. This approach is designed to encourage the creation of shareholder value and the retention of the executives over the long term, as this element of the compensation package has value only to the extent that share price appreciation occurs.

         In April, 1995, the Shareholders approved the 1995 Incentive Plan. A total of 2,500,000 Common Shares are reserved for issuance under the 1995 Incentive Plan. The Compensation Committee has the discretion to determine the terms and conditions of options under the 1995 Incentive Plan. During 1996, the Compensation Committee made the following grants to Named Executive Officers:

    David E. Deeds - 200,000 options exercisable at $6.875
    R. Glenn Williamson - 100,000 options exercisable at $6.875
    Kenneth D. Swenson - 25,000 options exercisable at $14.25 and 100,000 options exercisable at $6.875 Douglas J. Reich - 100,000 options exercisable at $11.88 and 50,000 options exercisable at $6.875

The exercise price was equal to the fair market value on the date of grant. The Committee considered the amount of options already held by such executive officers in determining the amount of the 1996 grants.

         CEO COMPENSATION

         Mr. Deeds did not receive a base salary from the Company in 1996. Since Mr. Deeds became Chief Executive Officer of the Company in 1990 through 1996, he chose not to receive any compensation. With the Company's transition from a research and development company to an operating company in 1996, the Committee determined that it is appropriate that Mr. Deeds receive a salary starting on January 1, 1997 and that he now participate in the 1995 Incentive Plan, consistent with the salaries and stock- based compensation of the other senior executives of the Company.

         CONCLUSION

         Through the programs described above, a significant portion of the Company's executive compensation is linked directly to individual and corporate performance and stock price appreciation. The Committee intends to continue the policy of linking executive compensation to corporate performance and returns to shareholders, recognizing that the business cycle from time to time may result in an imbalance for a particular period.

                                     The Members of the
                                     Compensation Committee

                                     Glenn Scolnik
                                     C. Roland Haden, Ph.D


                          TOTAL RETURN TO STOCKHOLDERS
                 (ASSUMES $100 INVESTMENT ON OCTOBER 21, 1994)

                                    [CHART]

------------------------------------------------------------------------------
                    10/21/94  12/30/94  6/30/95  12/29/95  6/28/96  12/31/96
------------------------------------------------------------------------------
WavePhore, Inc.         $100      $ 55     $151      $176     $ 74      $ 63
S&P High Tech Comp.      100       103      143       148      170       207
Nasdaq Composite (US)    100        99      123       140      156       170
Peer Group               100        87      126       170      155        95
-----------------------------------------------------------------------------

(1) WavePhore, Inc. Peer Group includes Individual, Inc., Data Broadcasting Corp., and DeskTop Data, Inc.

                   SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Shares, as of March 26, 1997, of
(i) each person known by the Company to beneficially own 5% or more of the outstanding Common Shares, (ii) each current Director and nominee for Director of the Company, (iii) each named executive officer of the Company and (iv) all current Directors and executive officers as a group. Such information is based upon information furnished by each such person and is correct to the best knowledge of the Company. In certain cases, shares required under rules of the Securities and Exchange Commission to be shown as beneficially owned are shares as to which the indicated person holds only rights to acquire within 60 days through the exercise of stock options or otherwise. Unless otherwise stated, the indicated persons have sole voting and investment power with respect to the shares listed. Except as otherwise indicated below, the address for each of the listed Shareholders is the principal office of the Company. The indicated percentages are based upon the number of Common Shares of the Company outstanding as of March 26, 1997, plus, where applicable, the number of shares that the indicated person or group had a right to acquire within 60 days of such date.


                                                     NUMBER       PERCENT
              NAME                                OF SHARES         OWNED
              ----                                ---------       -------
David E. Deeds                                    4,804,861 (1)    28.7%
R. Glenn Williamson                                 372,500 (2)     2.3%
Kenneth D. Swenson                                  125,200 (3)     0.8%
Douglas J. Reich                                    112,000 (4)     0.7%
C. Roland Haden                                      70,000 (5)     0.4%
Glenn Scolnik                                        45,000 (5)     0.3%
J. Robert Collins                                    20,000 (5)     0.1%

All Officers and Directors
  as a group (11 persons)                         5,923,154 (6)    34.2%

----------------------------------


(1) Includes 501,963 Common Shares issuable upon conversion of Series 1994 Cumulative Convertible Preferred Shares.

(2)      Includes options to purchase 100,000 Common Shares.

(3)      Includes options to purchase 125,000 Common Shares.

(4)      Includes options to purchase 112,000 Common Shares.

(5)      Includes options to purchase 20,000 Common Shares.

(6) Includes options to purchase a total of 572,000 Common Shares and 501,963 Common Shares issuable upon conversion of Series 1994 Cumulative Convertible Preferred Shares.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

         David E. Deeds, the Company's Chairman, Chief Executive Officer and President, owns 501,963 shares of the Company's Series 1994 Cumulative Convertible Preferred Shares (the "Series 1994 Shares"). The Series 1994 Shares have a stated value of $11.00 per share and are convertible at any time into Common Shares equal to the aggregate value of the Series 1994 Shares divided by the conversion price, as defined, which was initially set at $11.00 per share and is subject to adjustment in certain circumstances.

The Series 1994 Shares are non-voting and accrue cumulative dividends at the rate of 10% per annum, payable when, as and if declared by the Board of Directors of the Company. The Company's Board of Directors approved the declaration of a 10% per annum cash dividend upon the Series 1994 Shares, payable as of April 28, 1996 and October 28, 1996. Pursuant to such dividend declaration, the Company paid or accrued a total of $552,160 in dividends on Mr. Deeds' Series 1994 Shares during the fiscal years ended December 31, 1996 and 1995.

         During 1996, the Company loaned an aggregate of $103,000 to Patrick Gilbert, Vice President of the Company, pursuant to promissory notes bearing interest at 10% per annum. The entire balance remains outstanding. The unpaid principal and accrued interest balance was $109,084.

         During 1995 and 1996, the Company loaned an aggregate of $461,000 to R. Glenn Williamson, Executive Vice President, Chief Operating Officer and Director, pursuant to promissory notes bearing interest at 10% per annum. The entire balance remains outstanding. The unpaid principal and accrued interest balance was $491,582 at December 31, 1996.

         The Company believes it is in its best interests to assist the above named Officers in meeting certain short-term financial obligations by making such loans. The Company believes that the interest which the Company earned on such loans to its officers exceeded the interest which the Company could otherwise have earned on such funds.

         In January, 1995, the Company purchased all of the outstanding common stock of WavePhore Canada (formerly BleuMont Telecom Inc.) for restricted Common Shares of the Company and cash. Pursuant to the terms of such acquisition, Jean-Etienne Gaudreau, Patrick Gilbert, Francois Vigneault, each of whom was then appointed a Vice President of the Company, entered into employment agreements with the Company in which the Company agreed, among other things, to pay each such person a cash bonus equal to 1% of the Company's consolidated annual sales revenue, as defined, for each year. The total cumulative cash bonus due each such person could not exceed $800,000. In addition, pursuant to the negotiated terms of such employment agreements, Messrs. Gaudreau, Gilbert and Vigneault were each granted an option to purchase 100,000 of the Company's Common Shares exercisable at $5.63 per share during the period commencing on January 25, 1996 and expiring on January 25, 1999. The terms and conditions of such options, including the exercise price thereof, were determined as a result of such negotiations. On January 25, 1995, the date of grant of such options, the closing price of the Company's Common Shares on the Nasdaq National Market was $6.625 per share. On January 25, 1996, Messrs. Gaudreau, Gilbert and Vigneault each exercised their options to purchase 100,000 shares of the Company's Common Shares. The closing price of the Company's Common Shares on the Nasdaq National Market on January 25, 1996 was $15.00 per share.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         Ernst & Young LLP acted as the Company's independent public accountants to audit the consolidated financial statements of the Company for the fiscal year ended December 31, 1996. The Company's Board of Directors has not yet appointed auditors to serve in such capacity for the current fiscal year ending December 31, 1997.

         A representative of Ernst & Young LLP is expected to be present at the meeting. Such representative will have the opportunity to make a statement if he or she so desires, and is expected to be available to respond to appropriate questions.

                                  OTHER MATTERS

         As of the date hereof, the Company knows of no matter, other than those referred to herein, which will be presented at the Annual Meeting of Shareholders. If, however, any other appropriate business should properly be presented at the meeting, the persons named in the enclosed form of Proxy will vote the proxies in accordance with their best judgment.

                  SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

         Shareholder proposals intended to be presented at the Company's Annual Meeting of Shareholders in 1998 must be received by the Company's Secretary at WavePhore, Inc., 3311 N. 44th Street, Suite #100, Phoenix, Arizona 85018, no later than December 5, 1997.


April 2, 1997

                                 WAVEPHORE, INC.

                            -------------------------

                               1997 INCENTIVE PLAN

                            -------------------------


1.    Purpose of the Plan

      The purpose of this WavePhore, Inc. 1997 Incentive Plan ("Plan") is to create shareholder value. To do so, the Plan provides incentives to selected employees and directors of the Company and its Subsidiaries, and selected non-employee consultants and advisors to the Company and its Subsidiaries, who contribute, and are expected to contribute, materially to its success. The Plan also provides a means of rewarding outstanding performance and enhances the interest of such persons in the Company's success and development by providing them a proprietary interest in the Company. Further, the Plan is designed to enhance the Company's ability to maintain a competitive position in attracting and retaining qualified personnel necessary for the success and development of the Company.

2.    Definitions

      As used in the Plan, the following definitions apply to the terms indicated below:

            (a) "Board of Directors" shall mean the Board of Directors of WavePhore, Inc.

            (b) "Cause," when used in connection with the termination of a Participant's employment with the Company, for purposes of the Plan, shall mean the termination of the Participant's employment by the Company on account of (i) the willful and continued failure by the Participant substantially to perform his duties and obligations (other than any such failure resulting from his incapacity due to physical or mental illness) or (ii) the willful engaging by the Participant in an act or acts which could reasonably be expected to cause injury to the Company or are contrary to the best interests of the Company. For purposes of this
      Section 2(b), no act, or failure to act, on a Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that his action or omission was in the best interests of the Company.

            (c) "Cash Bonus" shall mean an award of a bonus payable in cash pursuant to Section 13 hereof.

            (d) "Change in Control" shall mean:

                  (i) the acquisition at any time by a "person" or "group" (as that term is used in Sections 13(d) and 14(d)(2) of the Exchange
            Act) (excluding, for this purpose, David E. Deeds, any affiliate of David E. Deeds, the Company or any Subsidiary or any employee benefit plan of the Company or any Subsidiary) of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of securities representing 20% or more of the combined voting power in the election of directors of the then-outstanding securities of the Company or any successor of the Company;

                  (ii) the termination of service as directors, for any reason other than death, disability or retirement from the Board of Directors, during any period of two consecutive years or less, of individuals who at the beginning of such period constituted a majority of the Board of Directors, unless the election of or nomination for election of each new director during such period was approved by a vote of at least two-thirds of the directors still in office who were directors at the beginning of the period;

                  (iii) approval by the shareholders of the Company of any
            merger or consolidation or statutory share exchange as a result of which the Common Shares shall be changed, converted or exchanged (other than a merger or share exchange with a wholly-owned Subsidiary of the Company), or liquidation of the Company, or any sale or disposition of 50% or more of the assets or earning power of the Company; or

                  (iv) approval by the shareholders of the Company of any
            merger, or consolidation, or statutory share exchange to which the Company is a party as a result of which the persons who were shareholders of the Company immediately prior to the effective date of the merger, or consolidation, or statutory share exchange shall have beneficial ownership of less than 50% of the combined voting power in the election of directors of the surviving corporation following the effective date of such merger, or consolidation, or statutory share exchange; provided, however, that no change in control shall be deemed to have occurred if, prior to such time as a change in control would otherwise be deemed to have occurred, the Company's Board of Directors deems otherwise.

            (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

            (f) "Committee" shall mean the committee appointed by the Board of Directors from time to time to administer the Plan.

            (g) "Common Shares" shall mean WavePhore, Inc. common shares, no par value per share.

            (h) "Company" shall mean WavePhore, Inc., an Indiana corporation, and each of its Subsidiaries.

            (i) "Disability" shall mean a Participant's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

            (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            (k) the "Fair Market Value" of Common Shares with respect to any day shall be (i) the closing sales price on the immediately preceding business day of Common Shares as reported on the principal securities exchange on which Common Shares are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and ask prices on the immediately preceding business day as reported on the National Association of Securities Dealers Automated Quotation System or (iii) if not so reported, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Committee. In the event that the price of Common Shares shall not be so reported, the Fair Market Value of Common Shares shall be determined by the Committee in its absolute discretion.

            (l) "Incentive Award" shall mean an Option, LSAR, Tandem SAR, Stand-Alone SAR, share of Phantom Stock, Stock Bonus or Cash Bonus granted pursuant to the terms of the Plan.

            (m) "Incentive Stock Option" shall mean an Option which is an "incentive stock option" within the meaning of Section 422 of the Code and which is identified as an Incentive Stock Option in the agreement by which it is evidenced.

            (n) "Issue Date" shall mean the date established by the Committee on which certificates representing shares of Restricted Stock shall be issued by WavePhore, Inc. pursuant to the terms of Section 10(d) hereof.

            (o) "LSAR" shall mean a limited stock appreciation right which is granted pursuant to the provisions of Section 8 hereof and which relates to an Option. Each LSAR shall be exercisable only upon the occurrence of a Change in Control and only in the alternative to the exercise of its related Option.

            (p) "Non-Employee Participant" shall mean a Participant who is not an employee of the Company.

            (q) "Non-Qualified Stock Option" shall mean an Option which is not an Incentive Stock Option and which is identified as a Non-Qualified Stock Option in the agreement by which it is evidenced.

            (r) "Option" shall mean an option to purchase Common Shares of WavePhore, Inc. granted pursuant to Section 6 hereof. Each Option shall be identified as either an Incentive Stock Option or a Non-Qualified Stock Option in the agreement by which it is evidenced.

            (s) "Participant" shall mean a person who is eligible to participate in the Plan and to whom an Incentive Award is granted pursuant to the Plan, and, upon his death, his successors, heirs, executors and administrators, as the case may be.

            (t) "Person" shall mean a "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act.

            (u) "Phantom Stock" shall mean the right to receive in cash the Fair Market Value of Common Shares of WavePhore, Inc., which right is granted pursuant to Section 11 hereof and subject to the terms and conditions contained therein.

            (v) "Plan" shall mean the WavePhore, Inc. 1997 Incentive Plan, as it may be amended from time to time.

            (w) "Restricted Stock" shall mean a Common Share which is granted pursuant to the terms of Section 10 hereof and which is subject to the restrictions set forth in Section 10(c) hereof for so long as such restrictions continue to apply to such share.

            (x) "Securities Act" shall mean the Securities Act of 1933, as amended.

            (y) "Stand-Alone SAR" shall mean a stock appreciation right granted pursuant to Section 9 hereof which is not related to any Option.

            (z) "Stock Bonus" shall mean a grant of a bonus payable in Common Shares pursuant to Section 12 hereof.

            (aa) "Subsidiary" shall mean any corporation in which at the time of reference WavePhore, Inc. owns, directly or indirectly, stock comprising more than fifty percent of the total combined voting power of all classes of stock of such corporation.

            (bb) "Tandem SAR" shall mean a stock appreciation right granted pursuant to Section 8 hereof which is related to an Option. Each Tandem SAR shall be exercisable only to the extent its related Option is exercisable and only in the alternative to the exercise of its related Option.

            (cc) "Vesting Date" shall mean the date established by the Committee on which a share of Restricted Stock or Phantom Stock may vest.

            (dd) "WavePhore, Inc." shall mean WavePhore, Inc., an Indiana corporation, and its successors.


3.    Stock Subject to the Plan

      Under the Plan, the Committee may grant to Participants (i) Options, (ii) LSARs, (iii) Tandem SARs, (iv) Stand-Alone SARs, (v) shares of Restricted Stock,
(vi) shares of Phantom Stock, (vii) Stock Bonuses and (viii) Cash Bonuses; provided, however, that grants under the Plan to non-employee directors of the Company shall be made by the Board of Directors. When referring to grants under the Plan to non-employee directors of the Company, any reference in this Plan to the Committee shall be deemed to refer to the Board of Directors.

      Subject to adjustment as provided in Section 14 hereof, the Committee may grant Options, Stand-Alone SARs, shares of Restricted Stock, shares of Phantom Stock and Stock Bonuses under the Plan with respect to a number of Common Shares that in the aggregate does not exceed 4,000,000 shares. The maximum number of Common Shares for which Incentive Awards, including Incentive Stock Options, may be granted to any one Participant shall not exceed 500,000 shares in any one calendar year; and the total of all cash payments to any one Participant pursuant to the Plan in any calendar year shall not exceed $500,000. The grant of an LSAR, Tandem SAR or Cash Bonus shall not reduce the number of Common Shares with respect to which Options, Stand-Alone SARs, shares of Restricted Stock, shares of Phantom Stock or Stock Bonuses may be granted pursuant to the Plan.

      In the event that any outstanding Option or Stand-Alone SAR expires, terminates or is canceled for any reason (other than pursuant to Paragraphs 7(b)(2) or 8(b)(3) hereof), the Common Shares subject to the unexercised portion of such Option or Stand-Alone SAR shall again be available for grants under the Plan. In the event that an outstanding Option is canceled pursuant to Paragraphs 7(b)(2) or 8(b)(3) hereof by reason of the exercise of an LSAR or a Tandem SAR, the Common Shares subject to the canceled portion of such Option shall not again be available for grants under the Plan. In the event that any shares of Restricted Stock or Phantom Stock, or any Common Shares granted in a Stock Bonus are forfeited or canceled for any reason, such shares shall again be available for grants under the Plan.

      Common Shares issued under the Plan may be either newly issued shares or treasury shares, at the discretion of the Committee, and WavePhore, Inc. hereby reserves 4,000,000 Common Shares for issuance pursuant to the Plan.



4.    Administration of the Plan

      The Plan shall be administered by a Committee of the Board of Directors consisting of two or more persons, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3(b)(3) promulgated under Section 16 of the Exchange Act. The Committee shall from time to time designate the persons who shall be granted Incentive Awards and the amount and type of such Incentive Awards. Provided, however that any Incentive Awards granted to non-employee directors of the Company shall be granted by the Board and not by the Committee. When referring to grants under the Plan to non-employee directors of the Company, any reference in this Plan to the Committee shall be deemed to refer to the Board of Directors.

      The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Incentive Award issued under it and to adopt such rules and regulations for administering the Plan as it may deem necessary. Decisions of the Committee shall be final and binding on all parties.

      The Committee may, in its absolute discretion (i) accelerate the date on which any Option or Stand-Alone SAR granted under the Plan becomes exercisable,
(ii) accelerate the Vesting Date or Issue Date, or waive any condition imposed pursuant to Section 10(b) hereof, with respect to any share of Restricted Stock granted under the Plan and (iii) accelerate the Vesting Date or waive any condition imposed pursuant to Section 11 hereof, with respect to any share of Phantom Stock granted under the Plan.

      In addition, the Committee may, in its absolute discretion, grant Incentive Awards to Participants on the condition that such Participants surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee specifies. Notwithstanding Section 3 herein, prior to the surrender of such other Incentive Awards, Incentive Awards granted pursuant to the preceding sentence of this Section 4 shall not count against the limits set forth in such Section 3.

      Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee.

      No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and WavePhore, Inc. shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5.    Eligibility

      The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be such persons, including employees, officers, and directors of the Company and non-employee consultants and advisors to the Company, as the Committee shall select from time to time.

6.    Options

      Subject to the provisions of the Plan, the Committee may grant Options, which Options shall be evidenced by agreements in such form as the Committee shall from time to time approve. Options shall comply with and be subject to the following terms and conditions:

            (a)   Identification of Options

            All Options granted under the Plan shall be clearly identified in the agreement evidencing such Options as either Incentive Stock Options or as Non-Qualified Stock Options.

            (b)   Exercise Price

            The exercise price of any Non-Qualified Stock Option granted under the Plan shall be such price as the Committee shall determine on the date on which such Non-Qualified Stock Option is granted; provided, that such price may not be less than the minimum price required by applicable law. The exercise price of any Incentive Stock Option granted under the Plan shall be not less than 100% of the Fair Market Value of Common Shares on the date on which such Incentive Stock Option is granted.


            (c)   Term and Exercise of Option

                  (1) Each Option shall be exercisable on such date or dates, during such period and for such number of Common Shares as shall be determined by the Committee on the day on which such Option is granted and set forth in the Option agreement with respect to such Option; provided, however, that no Option shall be exercisable after the expiration of ten years from the date such Option was granted; and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

                  (2) Each Option shall be exercisable in whole or in part;
            provided, that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000, unless such partial exercise is for the last remaining unexercised portion of such Option. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an Option, the agreements evidencing such Option and any related LSARs and Tandem SARs shall be returned to the Participant exercising such Option together with the delivery of the certificates described in Section 6(c)(4) hereof.

                  (3) An Option shall be exercised by delivering notice to
            WavePhore, Inc.'s principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the agreements evidencing the Option and any related LSARs and Tandem SARs, shall specify the number of Common Shares with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreements shall be returned to him. Payment for Common Shares purchased upon the exercise of an Option shall be made on the effective date of such exercise either (i) in cash, by certified check, bank cashier's check or wire transfer or (ii) subject to the approval of the Committee, in Common Shares owned by the Participant and valued at their Fair Market Value on the effective date of such exercise, or partly in Common Shares with the balance in cash, by certified check, bank cashier's check or wire transfer. Any payment in Common Shares shall be effected by the delivery of such shares to the Secretary of WavePhore, Inc., duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of WavePhore, Inc. shall require from time to time.

                  (4) Any Option granted under the Plan may be exercised by a broker-dealer acting on behalf of a Participant if (i) the broker-dealer has received from the Participant or the Company a fully-and-duly-endorsed agreement evidencing such Option and instructions signed by the Participant requesting WavePhore, Inc. to deliver the Common Shares subject to such Option to the broker-dealer on behalf of the Participant and specifying the account into which such shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise and (iii) the broker-dealer and the Participant have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220.

                  (5) Certificates for Common Shares purchased upon the exercise of an Option shall be issued in the name of the Participant and delivered to the Participant as soon as practicable following the effective date on which the Option is exercised.

            (d)   Limitations on Grant of Incentive Stock Options

                  (1) The aggregate Fair Market Value of Common Shares with
            respect to which "incentive stock options" (within the meaning of Section 422 of the Code) are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company (or any "subsidiary" of WavePhore, Inc. as such term is defined in Section 425 of the Code) shall not exceed $100,000. Such Fair Market Value shall be determined as of the date on which each such incentive stock option is granted. In the event that the aggregate Fair Market Value of Common Shares with respect to such incentive stock options exceeds $100,000, then Incentive Stock Options granted hereunder to such Participant shall, to the extent and in the order required by Regulations promulgated under the Code (or any other authority having the force of Regulations), automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged. In the absence of such Regulations (and authority), or in the event such Regulations (or authority) require or permit a designation of the options which shall cease to constitute incentive stock options, Incentive Stock Options shall, to the extent of such excess and in the order in which they were granted, automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged.

                  (2) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent of the total combined voting power of all classes of stock of WavePhore, Inc. or any of its "subsidiaries" (within the meaning of Section 425 of the Code), unless (i) the exercise price of such Incentive Stock Option is at least one hundred and ten percent of the Fair Market Value of a Common Share at the time such Incentive Stock Option is granted and
            (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

            (e)   Effect of Termination of Employment

                  (1) In the event that the employment of a Participant with the
            Company shall terminate for any reason other than retirement at age 60 or later, Cause, Disability or death (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one month after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

                  (2) In the event that the employment of a Participant with the
            Company shall terminate on account of the retirement at age 60 or later, Disability or death of the Participant (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one year after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

                  (3) In the event of the termination of a Participant's
            employment for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

                  (4) In the event that a Non-Employee Participant ceases to provide services to the Company, all Options granted to such Non-Employee Participant shall remain exercisable in accordance with their terms.

            (f)   Acceleration of Exercise Date Upon Change in Control

            Upon the occurrence of a Change in Control, each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

7.    Limited Stock Appreciation Rights

      The Committee may grant in connection with any Option granted hereunder one or more LSARs relating to a number of Common Shares equal to or less than the number of Common Shares subject to the related Option. An LSAR may be granted at the same time as, or subsequent to the time that, its related Option is granted. Each LSAR shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each LSAR granted hereunder shall be subject to the following terms and conditions:

            (a)   Benefit Upon Exercise

                  (1) The exercise of an LSAR relating to a Non-Qualified Stock
            Option with respect to any number of Common Shares shall entitle the Participant to a cash payment, for each such share, equal to the excess of (i) the greater of (A) the highest price per Common Share paid in the Change in Control in connection with which such LSAR became exercisable and (B) the Fair Market Value of a Common Share on the date of such Change in Control over (ii) the exercise price of the related Option. Such payment shall be paid as soon as practical, but in no event later than the expiration of five business days, after the effective date of such exercise.

                  (2) The exercise of an LSAR relating to an Incentive Stock
            Option with respect to any number of Common Shares shall entitle the Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a Common Share on the effective date of such exercise over (ii) the exercise price of the related Option. Such payment shall be paid as soon as practical, but in no event later than the expiration of five business days, after the effective date of such exercise.

            (b)   Term and Exercise of LSARs

                  (1) An LSAR shall be exercisable only during the period
            commencing on the first day following the occurrence of a Change in Control and terminating on the expiration of sixty days after such date. Notwithstanding the preceding sentence of this Section 7(b), in the event that an LSAR held by any Participant who is or may be subject to the provisions of Section 16(b) of the Exchange Act becomes exercisable prior to the expiration of six months following the date on which it is granted, then the LSAR shall also be exercisable during the period commencing on the first day immediately following the expiration of such six month period and terminating on the expiration of sixty days following such date. Notwithstanding anything else herein, an LSAR relating to an Incentive Stock Option may be exercised with respect to a Common Share only if the Fair Market Value of such share on the effective date of such exercise exceeds the exercise price relating to such share. Notwithstanding anything else herein, an LSAR may be exercised only if and to the extent that the Option to which it relates is exercisable.

                  (2) The exercise of an LSAR with respect to a number of Common
            Shares shall cause the immediate and automatic cancellation of the Option to which it relates with respect to an equal number of shares. The exercise of an Option, or the cancellation, termination or expiration of an Option (other than pursuant to this Paragraph
            (2)), with respect to a number of Common Shares, shall cause the cancellation of the LSAR related to it with respect to an equal number of shares.

                  (3) Each LSAR shall be exercisable in whole or in part;
            provided, that no partial exercise of an LSAR shall be for an aggregate exercise price of less than $1,000, unless such partial exercise is for the last remaining unexercised portion of such LSAR. The partial exercise of an LSAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an LSAR, the agreements evidencing the LSAR, the related Option and any Tandem SARs related to such Option shall be returned to the Participant exercising such LSAR together with the payment described in Paragraph 7(a)(1) or (2) hereof, as applicable.

                  (4) An LSAR shall be exercised by delivering notice to
            WavePhore, Inc.'s principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable agreements evidencing the LSAR, the related Option and any Tandem SARs relating to such Option, shall specify the number of Common Shares with respect to which the LSAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreements shall be returned to him.

8.    Tandem Stock Appreciation Rights

      The Committee may grant in connection with any Option granted hereunder one or more Tandem SARs relating to a number of Common Shares equal to or less than the number of Common Shares subject to the related Option. A Tandem SAR may be granted at the same time as, or subsequent to the time that, its related Option is granted. Each Tandem SAR shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Tandem SARs shall comply with and be subject to the following terms and conditions:

            (a)   Benefit Upon Exercise

            The exercise of a Tandem SAR with respect to any number of Common Shares shall entitle a Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a Common

      Share on the effective date of such exercise over (ii) the exercise price of the related Option. Such payment shall be paid as soon as practical, but in no event later than the expiration of five business days, after the effective date of such exercise.

            (b)   Term and Exercise of Tandem SAR

                  (1) A Tandem SAR shall be exercisable at the same time and to the same extent (on a proportional basis, with any fractional amount being rounded down to the immediately preceding whole number) as its related Option. Notwithstanding the first sentence of this Paragraph 8(b)(1), (i) a Tandem SAR shall not be exercisable at any time that an LSAR related to the Option to which the Tandem SAR is related is exercisable and (ii) a Tandem SAR relating to an Incentive Stock Option may be exercised with respect to a Common Share only if the Fair Market Value of such share on the effective date of such exercise exceeds the exercise price relating to such share.

                  (2) Notwithstanding the first sentence of Paragraph 8(b)(1)
            hereof, the Committee may, in its absolute discretion, grant one or more Tandem SARs which shall not become exercisable unless and until the Participant to whom such Tandem SAR is granted is, in the determination of the Committee, subject to Section 16(b) of the Exchange Act and which shall cease to be exercisable if and at the time that the Participant ceases, in the determination of the Committee, to be subject to such Section 16(b).

                  (3) The exercise of a Tandem SAR with respect to a number of
            Common Shares shall cause the immediate and automatic cancellation of its related Option with respect to an equal number of shares. The exercise of an Option, or the cancellation, termination or expiration of an Option (other than pursuant to this Paragraph (3)), with respect to a number of Common Shares shall cause the automatic and immediate cancellation of its related Tandem SARs to the extent that the number of Common Shares subject to such Option after such exercise, cancellation, termination or expiration is less than the number of shares subject to such Tandem SARs. Such Tandem SARs shall be canceled in the order in which they became exercisable.

                  (4) Each Tandem SAR shall be exercisable in whole or in part;
            provided, that no partial exercise of a Tandem SAR shall be for an aggregate exercise price of less than $1,000, unless such partial exercise is for the last remaining unexercised portion of such Tandem SAR. The partial exercise of a Tandem SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of a Tandem SAR, the agreements evidencing such Tandem SAR, its related Option and LSARs relating to such Option shall be returned to the Participant exercising such Tandem SAR together with the payment described in Section 8(a) hereof.

                  (5) A Tandem SAR shall be exercised by delivering notice to
            WavePhore, Inc.'s principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable agreements evidencing the Tandem SAR, its related Option and any LSARs related to such Option, shall specify the number of Common Shares with respect to which the Tandem SAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreements shall be returned to him.

9.    Stand-Alone Stock Appreciation Rights

      Subject to the provisions of the Plan, the Committee may grant Stand-Alone SARs, which Stand-Alone SARs shall be evidenced by agreements in such form as the Committee shall from time to time approve. Stand-Alone SARs shall comply with and be subject to the following terms and conditions:

            (a)   Exercise Price

            The exercise price of any Stand-Alone SAR granted under the Plan shall be determined by the Committee at the time of the grant of such Stand-Alone SAR.


            (b)   Benefit Upon Exercise

            The exercise of a Stand-Alone SAR with respect to any number of Common Shares prior to the occurrence of a Change in Control shall entitle a Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a Common Share on the exercise date over
      (ii) the exercise price of the Stand-Alone SAR. The exercise of a Stand-Alone SAR with respect to any number of Common Shares upon or after the occurrence of a Change in Control shall entitle a Participant to a cash payment, for each such share, equal to the excess of (i) the greater of (A) the highest price per Common Share paid in connection with such Change in Control and (B) the Fair Market Value of a Common Share on the date of such Change in Control over (ii) the exercise price of the Stand-Alone SAR. Such payments shall be paid as soon as practical, but in no event later than five business days, after the effective date of the exercise.

            (c)   Term and Exercise of Stand-Alone SARs

                  (1) Each Stand-Alone SAR shall be exercisable on such date or dates, during such period and for such number of Common Shares as shall be determined by the Committee and set forth in the Stand-Alone SAR agreement with respect to such Stand-Alone SAR; provided, however, that no Stand-Alone SAR shall be exercisable after the expiration of ten years from the date such Stand-Alone SAR was granted; and, provided, further, that each Stand-Alone SAR shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

                  (2) Each Stand-Alone SAR may be exercised in whole or in part;
            provided, that no partial exercise of a Stand-Alone SAR shall be for an aggregate exercise price of less than $1,000, unless such partial exercise is for the last remaining unexercised portion of such Stand-Alone SAR. The partial exercise of a Stand-Alone SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of a Stand-Alone SAR, the agreement evidencing such Stand-Alone SAR shall be returned to the Participant exercising such Stand-Alone SAR together with the payment described in Section 9(b) hereof.

                  (3) A Stand-Alone SAR shall be exercised by delivering notice to WavePhore, Inc.'s principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable agreement evidencing the Stand-Alone SAR, shall specify the number of Common Shares with respect to which the Stand-Alone SAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case the agreement evidencing the Stand-Alone SAR shall be returned to him.

            (d)   Effect of Termination of Employment

                  (1) In the event that the employment of a Participant with the
            Company shall terminate for any reason other than retirement at age 60 or later, Cause, Disability or death (i) Stand-Alone SARs granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one month after such termination, on which date they shall expire, and (ii) Stand-Alone SARs granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Stand-Alone SAR shall be exercisable after the expiration of its term.

                  (2) In the event that the employment of a Participant with the
            Company shall terminate on account of the retirement at age 60 or later, Disability or death of the Participant (i) Stand-Alone SARs granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one year after such termination, on which date they shall expire, and (ii) Stand-Alone SARs granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Stand-Alone SAR shall be exercisable after the expiration of its term.

                  (3) In the event of the termination of a Participant's employment for Cause, all outstanding Stand-Alone SARs granted to such Participant shall expire at the commencement of business on the date of such termination.

                  (4) In the event that a Non-Employee Participant ceases to provide services to the Company, all Stand-Alone SARs granted to such Non-Employee Participant shall remain exercisable in accordance with their terms.

            (e)   Acceleration of Exercise Date Upon Change in Control

            Upon the occurrence of a Change in Control, each Stand-Alone SAR granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

10.   Restricted Stock

      Subject to the provisions of the Plan, the Committee may grant shares of Restricted Stock. Each grant of shares of Restricted Stock shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each grant of shares of Restricted Stock shall comply with and be subject to the following terms and conditions:

            (a)   Issue Date and Vesting Date

            At the time of the grant of shares of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Issue Date and/or Vesting Date for each class. Except as provided in Sections 10(c) and 10(f) hereof, upon the occurrence of the Issue Date with respect to a share of Restricted Stock, a share of Restricted Stock shall be issued in accordance with the provisions of Section 10(d) hereof. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 10(b) hereof are satisfied, and except as provided in Sections 10(c) and 10(f) hereof, upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 10(c) hereof shall cease to apply to such share.



            (b)   Conditions to Vesting

            At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it, in its absolute discretion deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Restricted Stock, that the Participant or the Company achieve certain performance criteria, such criteria to be specified by the Committee at the time of the grant of such shares.

            (c)   Restrictions on Transfer Prior to Vesting

            Prior to the vesting of a share of Restricted Stock, no transfer of a Participant's rights with respect to such shares, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to such share, but immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Participant and the transfer shall be of no force or effect.

            (d)   Issuance of Certificates

                  (1) Except as provided in Sections 10(c) or 10(f) hereof,
            reasonably promptly after the Issue Date with respect to shares of Restricted Stock, WavePhore, Inc. shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; provided, that WavePhore, Inc. shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

                        The transferability of this certificate and the shares
                  of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the WavePhore, Inc. 1995 Incentive Plan and an Agreement entered into between the registered owner of such shares and WavePhore, Inc. A copy of the Plan and Agreement is on file in the office of the Secretary of WavePhore, Inc.

                  Such legend shall not be removed from the certificate evidencing such shares until such shares vest pursuant to the terms hereof.

                  (2) Each certificate issued pursuant to Paragraph 10(d)(1)
            hereof, together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be deposited by the Company with a custodian designated by the Company. The Company shall cause such custodian to issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.

            (e)   Consequences Upon Vesting

                  Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 10(c) hereof shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests pursuant to the terms hereof, WavePhore, Inc. shall cause to be issued and delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Paragraph 10(d)(1) hereof, together with any other property of the Participant held by the custodian pursuant to Section 14(b) hereof.

            (f)   Effect of Termination of Employment

                  (1) In the event that the employment of a Participant with the
            Company shall terminate for any reason other than Cause prior to the vesting of shares of Restricted Stock granted to such Participant, a proportion of such shares, to the extent not forfeited or canceled on or prior to such termination pursuant to any provision hereof, shall vest on the date of such termination. The proportion referred to in the preceding sentence shall be determined by the Committee at the time of the grant of such shares of Restricted Stock and may be based on the achievement of any conditions imposed by the Committee with respect to such shares pursuant to Section 10(b). Such proportion may be equal to zero.

                  (2) In the event of the termination of a Participant's
            employment for Cause, all shares of Restricted Stock granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited.

                  (3) In the event that a Non-Employee Participant ceases to provide services to the Company all shares of Restricted Stock granted to such Non-Employee Participant shall vest in accordance with the terms of the grant.

            (g)   Effect of Change in Control

                  Upon the occurrence of a Change in Control, all shares of Restricted Stock which have not theretofore vested (including those with respect to which the Issue Date has not yet occurred), or been canceled or forfeited pursuant to any provision hereof, shall immediately vest.

11.   Phantom Stock

      Subject to the provisions of the Plan, the Committee may grant shares of Phantom Stock. Each grant of shares of Phantom Stock shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each grant of shares of Phantom Stock shall comply with and be subject to the following terms and conditions:

            (a)   Vesting Date

                  At the time of the grant of shares of Phantom Stock, the Committee shall establish a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a share of Phantom Stock imposed pursuant to Section 11(c) hereof are satisfied, and except as provided in Section 11(d) hereof, upon the occurrence of the Vesting Date with respect to a share of Phantom Stock, such share shall vest.

            (b)   Benefit Upon Vesting

                  Upon the vesting of a share of Phantom Stock, a Participant shall be entitled to receive in cash, within 30 days of the date on which such share vests, an amount in cash in a lump sum equal to the sum of (i) the Fair Market Value of a Common Share of the Company on the date on which such share of Phantom Stock vests and (ii) the aggregate amount of cash dividends paid with respect to a Common Share of the Company during the period commencing on the date on which the share of Phantom Stock was granted and terminating on the date on which such share vests.

            (c)   Conditions to Vesting

            At the time of the grant of shares of Phantom Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it, in its absolute discretion deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Phantom Stock, that the Participant or the Company achieve certain performance criteria, such criteria to be specified by the Committee at the time of the grant of such shares.

            (d)   Effect of Termination of Employment

                  (1) In the event that the employment of a Participant with the
            Company shall terminate for any reason other than Cause prior to the vesting of shares of Phantom Stock granted to such Participant, a proportion of such shares, to the extent not forfeited or canceled on or prior to such termination pursuant to any provision hereof, shall vest on the date of such termination. The proportion referred to in the preceding sentence shall be determined by the Committee at the time of the grant of such shares of Phantom Stock and may be based on the achievement of any conditions imposed by the Committee with respect to such shares pursuant to Section 11(c). Such proportion may be equal to zero.

                  (2) In the event of the termination of a Participant's
            employment for Cause, all shares of Phantom Stock granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited.

                  (3) In the event that a Non-Employee Participant ceases to provide services to the Company, all shares of Phantom Stock granted to such Non-Employee Participant shall vest in accordance with the terms of the grant.

            (e)   Effect of Change in Control

                  Upon the occurrence of a Change in Control, all shares of Phantom Stock which have not theretofore vested, or been canceled or forfeited pursuant to any provision hereof, shall immediately vest.

12.   Stock Bonuses

      Subject to the provisions of the Plan, the Committee may grant Stock Bonuses in such amounts as it shall determine from time to time. A Stock Bonus shall be paid at such time and subject to such conditions as the Committee shall determine at the time of the grant of such Stock Bonus. Certificates for Common Shares granted as a Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is required to be paid.

13.   Cash Bonuses

      Subject to the provisions of the Plan, the Committee may grant, in connection with any grant of Restricted Stock or Stock Bonus or at any time thereafter, a cash bonus, payable promptly after the date on which the Participant is required to recognize income for federal income tax purposes in connection with such Restricted Stock or Stock Bonus, in such amounts as the Committee shall determine from time to time; provided however, that in no event shall the amount of a Cash Bonus exceed 50% of the Fair Market Value of the related shares of Restricted Stock or Stock Bonus on such date. A Cash Bonus shall be subject to such conditions as the Committee shall determine at the time of the grant of such Cash Bonus.

14.   Adjustment Upon Changes in Common Shares

            (a)   Shares Available for Grants

                  In the event of any change in the number of Common Shares outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum aggregate number of Common Shares with respect to which the Committee may grant Options, Stand-Alone SARs, shares of Restricted Stock, shares of Phantom Stock and Stock Bonuses shall be appropriately adjusted by the Committee. In the event of any change in the number of Common Shares outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number and class of Common Shares with respect to which Options, Stand-Alone SARs, shares of Restricted Stock, shares of Phantom Stock and Stock Bonuses may be granted as the Committee may deem appropriate.

            (b)   Outstanding Restricted Stock and Phantom Stock

                  Unless the Committee in its absolute discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a Participant with respect to a share of Restricted Stock, the Issue Date with respect to which occurs prior to such event, but which has not vested as of the date of such event, as result of any dividend, stock split, recapitalization, merger, consolidation, combination, exchange of shares or otherwise will not vest until such share of Restricted Stock vests, and shall be promptly deposited with the custodian designated pursuant to Paragraph 10(d)(2) hereof.

            The Committee may, in its absolute discretion, adjust any grant of shares of Restricted Stock, the Issue Date with respect to which has not occurred as of the date of the occurrence of any of the following events, or any grant of shares of Phantom Stock, to reflect any dividend, stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change as the Committee may deem appropriate to prevent the enlargement or dilution of rights of Participants under the grant.

                  (c) Outstanding Options, LSARs, Tandem SARs and Stand-Alone SARs--Certain Increases or Decreases in Issued Shares Without Consideration

            Subject to any required action by the shareholders of WavePhore, Inc., in the event of any increase or decrease in the number of issued Common Shares resulting from a subdivision or consolidation of Common Shares or the payment of a stock dividend (but only on the Common Shares), the Committee shall proportionally adjust the number of Common Shares subject to each outstanding Option, LSAR, Tandem SAR and Stand-Alone SAR, and the exercise price per Common Share of each such Option, LSAR, Tandem SAR and Stand-Alone SAR.

                  (d) Outstanding Options, LSARs, Tandem SARs and Stand-Alone SARs--Certain Mergers

            Subject to any required action by the shareholders of WavePhore, Inc., in the event that WavePhore, Inc. shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of Common Shares receive securities of another corporation), each Option, LSAR, Tandem SAR and Stand-Alone

      SAR outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of Common Shares subject to such Option, LSAR, Tandem SAR or Stand-Alone SAR would have received in such merger or consolidation.

                  (e) Outstanding Options, LSARs, Tandem SARs and Stand-Alone SARs--Certain Other Transactions

            In the event of (i) a dissolution or liquidation of WavePhore, Inc.,
      (ii) a sale of all or substantially all of WavePhore, Inc.'s assets, (iii) a merger or consolidation involving WavePhore, Inc. in which WavePhore, Inc. is not the surviving corporation or (iv) a merger or consolidation involving WavePhore, Inc. in which WavePhore, Inc. is the surviving corporation but the holders of Common Shares receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

                        (i) cancel, effective immediately prior to the
            occurrence of such event, each Option (including each LSAR and Tandem SAR related thereto) and Stand-Alone SAR outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option or Stand-Alone SAR was granted an amount in cash, for each Common Share subject to such Option or Stand-Alone SAR, respectively, equal to the excess of (A) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a Common Share as a result of such event over (B) the exercise price of such Option or Stand-Alone SAR; or

                        (ii) provide for the exchange of each Option (including
            any related LSAR or Tandem SAR) and Stand-Alone SAR outstanding immediately prior to such event (whether or not then exercisable) for an option on or stock appreciation right with respect to, as appropriate, some or all of the property for which such Option or Stand-Alone SAR is exchanged and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price of the option or stock appreciation right, or the number of shares or amount of property subject to the option or stock appreciation right or, if appropriate, provide for a cash payment to the Participant to whom such Option or Stand-Alone SAR was granted in partial consideration for the exchange of the Option or Stand-Alone SAR.

                  (f) Outstanding Options, LSARs, Tandem SARs and Stand-Alone SARs--Other Changes

            In the event of any change in the capitalization of WavePhore, Inc. or corporate change other than those specifically referred to in Section 14(c), (d) or (e) hereof, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Options, LSARs, Tandem SARs or Stand-Alone SARs outstanding on the date on which such change occurs and in the per share exercise price of each such Option, LSAR, Tandem SAR and Stand-Alone SAR as the Committee may consider appropriate to prevent dilution or enlargement of rights.

            (g)   No Other Rights

                  Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of WavePhore, Inc. or any other corporation. Except as expressly provided in the Plan, no issuance by WavePhore, Inc. of shares of stock of any class, or securities convertible, into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to the number of Common Shares subject to an Incentive Award or the exercise price of any Option, LSAR, Tandem SAR or Stand-Alone SAR.

15.   Rights as a Stockholder

      No person shall have any rights as a stockholder with respect to any Common Shares covered by or relating to any Incentive Award granted pursuant to this Plan until the date of the issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 14 hereof, no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.


16.   No Special Employment Rights; No Right to Incentive Award

      Nothing contained in the Plan or any Incentive Award shall confer upon any Participant any right with respect to the continuation of his employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

      No person shall have any claim or right to receive an Incentive Award hereunder. The Committee's granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

17.   Securities Matters

            (a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any Common Shares to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Common Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which Common Shares are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Common Shares pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

            (b) The exercise of any Option granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Common Shares pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which Common Shares are traded. The Company may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Common stock pursuant thereto to be made pursuant to registration or an exemption from the registration or other methods for compliance available under federal or state securities laws. The Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

            (c) With respect to persons subject to Section 16 of the Securities Exchange Act of 1934, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan, the grant of an Incentive Award, or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

18.   Withholding Taxes

            (a)   Cash Remittance

            Whenever Common Shares are to be issued upon the exercise of an Option, the occurrence of the Issue Date or Vesting Date with respect to a share of Restricted Stock or the payment of a Stock Bonus, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or payment prior to the delivery of any certificate or certificates for such shares. In addition, upon the exercise of an LSAR, Tandem SAR or Stand-Alone Sar, the grant of a Cash Bonus or the making of a payment with respect to a share of Phantom Stock, the Company shall have the right to withhold from any cash payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements.

            (b)   Stock Remittance

            At the election of the Participant, subject to the approval of the Committee, when Common Shares are to be issued upon the exercise of an Option, the occurrence of the Issue Date or the Vesting Date with respect to a share of Restricted Stock or the grant of a Stock Bonus, in lieu of the remittance required by Section 18(a) hereof, the Participant may tender to the Company a number of Common Shares determined by such Participant, the Fair Market Value of which at the tender date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or grant and not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise, occurrence or grant.

            (c)   Stock Withholding

            At the election of the Participant, subject to the approval of the Committee, when Common Shares are to be issued upon the exercise of an Option, the occurrence of the Issue Date or the Vesting Date with respect to a share of Restricted Stock or the grant of a Stock Bonus, in lieu of the remittance required by Section 18(a) hereof, the Company shall withhold a number of such shares determined by such Participant, the Fair Market Value of which at the exercise date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or grant and is not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise, occurrence or grant.

19.   Amendment of the Plan

      The Plan will have no fixed termination date, but may be terminated at any time by the Board of Directors. Incentive Awards outstanding as of the date of any such termination will not be affected or impaired by the termination of the Plan. The Board of Directors may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would (i) impair the rights of a Participant without the Participant's consent, except such an amendment which is necessary to cause any Incentive Award or transaction under the Plan to qualify, or to continue to qualify, for the exemption provided by Rule 16b-3, or (ii) disqualify any Incentive Award or transaction under the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment may be made without the approval of the Company's stockholders to the extent such approval is required by law or agreement.

20.   No Obligation to Exercise

      The grant to a Participant of an Option, LSAR, Tandem SAR or Stand-Alone SAR shall impose no obligation upon such Participant to exercise such

Option, LSAR, Tandem SAR or Stand-Alone SAR.

21.   Nontransferability

      Unless the Committee provides otherwise, (i) no right or interest of a Participant in any Incentive Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary, and (ii) no Incentive Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution.

22.   Expenses and Receipts

      The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Incentive Award will be used for general corporate purposes.

23.   Suspension or Termination of Incentive Award

      In addition to the remedies of the Company elsewhere provided for herein, if the Committee reasonably believes that a Participant has committed an act of misconduct as described in this Section, the Committee may suspend the Participant's rights to exercise any Incentive Award pending a determination by the Board of Directors. If the Board of Directors determines a Participant has committed an act of misconduct, including, but not limited to, embezzlement, fraud, dishonesty, nonpayment of any obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company's rules resulting in loss, damage or injury to the Company, or a Participant makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company, induces any principal for whom the Company acts as agent to terminate such agency relationship, or has failed to comply with of the terms and conditions of the Plan or any agreement executed by such Participant evidencing an Incentive Award, unless such failure has been remedied by such Participant within 10 days after having been notified of such failure by the Committee, neither the Participant nor his or her estate, executors, administrators, or heirs, shall be entitled to exercise any Incentive Award whatsoever. In making such determination, the Board of Directors shall act fairly and shall give the Participant an opportunity to appear and present evidence on his or her behalf at a hearing before a committee of the Board of Directors. For any Participant who is an "Executive Officer" the purposes of Section 16 of the Securities Exchange Act of 1934, as amended, a determination of the Board of Directors shall be subject to the approval of the Committee.

24.   Code Section 162(m).

      The Committee, in its sole discretion, may require that one or more Incentive Awards contain provisions which provide that, in the event Section 162(m) of the Code, or any successor provision relating to excessive employee remuneration, would operate to disallow a deduction by the Company for all or part of any Incentive Award under the Plan, a Participant's receipt of the portion of such Incentive Award that would not be deductible by the Company shall be deferred until the next succeeding year or years in which the Participant's remuneration does not exceed the limit set forth in such provision of the Code.

25.   Effective Date of Plan

      The Plan shall be effective as of February 10, 1997, subject to approval by the Company's Stockholders at their next Annual or Special Meeting.

                                 WAVEPHORE, INC.
                       EXECUTIVE MANAGEMENT INCENTIVE PLAN

                                   ARTICLE I.
                    ESTABLISHMENT, AND PURPOSE, AND DURATION

         1.1 Establishment of the Plan. WavePhore, Inc., an Indiana corporation (the "Company"), hereby establishes an annual incentive plan to be known as the "WavePhore, Inc. Executive Management Incentive Plan" (the "Plan").

         1.2 Purpose of the Plan. The Plan is designed to (i) recognize and reward on an annual basis select Company executives for their contributions to the overall success of the Company, and (ii) qualify compensation paid under the Plan as "performance-based compensation" as that term is defined in Section 162(m) of the Internal Revenue Code of 1986 (the "Code") and the regulations thereunder.

         1.3 Duration of the Plan. Subject to approval by the Company's stockholders, the Plan will commence as of February 10, 1997. If the Plan is not approved by the Company's stockholders, the Plan will not be effective and any grants made under the Plan prior to that date will be void. No award may be made under the Plan after the date the Plan terminates, but awards made prior to that date may extend beyond that date.

                     ARTICLE 2. DEFINITIONS AND CONSTRUCTION

         2.1 Definitions. Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

                  (a) "Award" means the agreement of the Company to pay compensation to a Participant upon the attainment of specified Performance Goals.

                  (b) "Award Agreement" means the written agreement evidencing the terms and conditions of an Award.

                  (c) "Board" or "Board or Directors" means the Board of Directors of the Company.

                  (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  (e) "Committee" means the Compensation Committee of the Board or the committee appointed by the Board pursuant to Article 3 to administer the Plan.

                  (f) "Company" means WavePhore, Inc., an Indiana corporation, or any successor thereto.

                  (g) "Covered Employee" means an Employee who is a "covered employee" within the meaning of Section 162(m) of the Code.

                  (h) "Director" means any individual who is a member of the Board of Directors of the Company.

                  (i) "Employee" means any full-time, nonunion employee of the Company or any subsidiary of the Company. Directors who are not otherwise employed by the Company or any subsidiary of the Company shall not be considered Employees under this Plan.

                  (j) "Participant" means a Covered Employee who is designated by the Committee to participate in the Plan for a Performance Period pursuant to Article 4.

                  (k) "Performance Criteria" means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals shall be limited to the following: pre- or after-tax net income, consolidated pre-tax net income (prior to payments under this Plan), revenue growth, operating income, operating cash flow, return on net assets, return on shareholders' equity, return on assets, return on capital, Share price growth, shareholder returns, gross or net profit margin, earnings per Share, price per Share, and market share, any of which may be measured either in absolute terms, or as compared to any incremental increase, or as compared to results of a peer group. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

                  (l) "Performance Goals" means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Goal, the Goal may be expressed in terms of overall Company performance or the performance of a division or an operating unit. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants, (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development; and
         (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

                  (m) "Performance Period" means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, compensation under the Plan.

                  (n) "Shares" means the shares of common stock of the Company.

         2.2 Severability. In the event that a court of competent jurisdiction determines that any portion of this Plan is in violation of any statute, common law, or public policy, then only the portions of this Plan that violate such statute, common law, or public policy shall be stricken. All portions of this Plan that do not violate any statute or public policy shall continue in full force and effect. Further, any court order striking any portion of this Plan shall modify the stricken terms as narrowly as possible to give as much effect as possible to the intentions of the parties under this Plan.

                            ARTICLE 3. ADMINISTRATION

         3.1 The Committee. The Plan shall be administered by the Compensation Committee of the Board, or by any other Committee appointed by the Board consisting solely of two (2) or more Directors who qualify as "outside directors" under Section 162(m) of the Code and the regulations issued thereunder. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

         3.2 Authority of the Committee. The Committee shall have all the authority that is necessary or helpful to enable it to discharge its responsibilities under the Plan. Without limiting the generality of the preceding sentence, the Committee shall have the exclusive right to interpret the Plan, to determine eligibility for participation in the Plan, to decide all questions concerning eligibility for and the amount of Awards payable under the Plan, to establish and administer the Performance Goals and certify whether, and to what extent, they are attained, to construe any ambiguous provisions of the Plan, to correct any default, to supply any omission, to reconcile any inconsistency, to issue administrative guidelines as an aide to the administration of the Plan, to make regulations for carrying out the Plan, and to decide any and all questions arising in the administration, interpretation, and application of the Plan.

         3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive, and binding on all persons, including the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.

         3.4 Section 162(m) Compliance. This Plan shall be administered to comply with Section 162(m) of the Code and, if any provisions of the Plan cause any Award to not qualify as performance-based compensation under Section 162(m) of the Code, that provision shall be stricken from this Plan, but the other provisions of this Plan shall remain in effect. Any action striking any portion of this Plan shall modify the stricken terms as narrowly as possible to give as much effect as possible to the intentions of the parties under this Plan. Furthermore, if any portion of the Plan or any Award Agreement conflicts with
Section 162(m) or the regulations issued thereunder, the provisions of Section 162(m) and such regulations shall control.

                    ARTICLE 4. ELIGIBILITY AND PARTICIPATION

         4.1 Eligibility. Participation is limited in any fiscal year to Employees who the Committee concludes will be Covered Employees for such year.

         4.2 Actual Participation. From among the Covered Employees eligible to participate each year, the Committee may select those to receive Awards in any one or more Performance Periods under the Plan.

                           ARTICLE 5. FORM OF AWARDS.

         Awards shall be paid in cash. The Committee may, in its sole discretion, subject any Award to such terms, conditions, restrictions, or limitations (including but not limited to restrictions on transferability, vesting, termination of employment for cause or otherwise, or change of control) that the Committee deems to be appropriate, provided that such terms are not inconsistent with the terms of the Plan or Section 162(m) of the Code. All Awards will be evidenced by an Award Agreement.

               ARTICLE 6. DETERMINATION AND LIMITATION OF AWARDS.

         6.1 Determination of Awards. Within the time prescribed by Section 162(m) of the Code for each Performance Period, the Committee shall, in its sole discretion, determine and establish:

                  (a) the Performance Goals applicable to the Performance Period for each Participant;

                  (b) subject to Section 6.3, the total dollar amount payable to each Participant under the Award based upon attaining the Performance Goals; and

                  (c) such other terms and conditions of such Award as the Committee determines to be appropriate under the circumstances.

Such determinations shall be reflected in the minutes of a Committee meeting, or in a written action adopted without the necessity of a meeting, and also shall be documented in the Award Agreement.

         6.2 Limitations of Awards. If only one Performance Goal is established for a Performance Period, the Performance Goal for such Performance Period must be achieved in order for a Participant to receive payment for an Award for such Performance Period. If more than one Performance Goal is established for a Performance Period, one or more of the Performance Goals for such Performance Period must be achieved in order for a Participant to receive payment for an Award for such Performance Period, all as set forth in accordance with the terms of the Award Agreement. Furthermore, the Committee is authorized at any time during or after a Performance Period to reduce or eliminate (but not to increase) the amount of an Award payable to any Covered Employee for a Performance Period for any reason.

         6.3 Maximum Awards. Notwithstanding any provision in the Plan to the contrary, the maximum Award payable to any Covered Employee under the Plan for a Performance Period shall be the greater of (i) $1,000,000, or (ii) three percent (3%) of the Company's consolidated pre-tax net income (prior to any payments under this Plan) for the last fiscal year ended on or before the end of the Performance Period.

         6.4 Employment Continuation. Unless otherwise determined by the Committee, provided in the Award Agreement, or required by applicable law, no payment pursuant to this Plan shall be made to a Participant unless the Participant is employed by the Company on the last day of the Performance Period.

         6.5 Deferrals of Payments. In the exercise of its discretion, the Committee may allow a Participant to elect to defer the receipt of all or any portion of an Award. Such deferral shall only be made pursuant to the terms and conditions set forth in any deferred compensation plan established by the Company.

                         ARTICLE 7. RIGHTS OF EMPLOYEES

         7.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

         7.2 Participation. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

               ARTICLE 8. AMENDMENT, MODIFICATION, AND TERMINATION

         The Committee may suspend or terminate the Plan at any time with or without prior notice. In addition, the Committee may from time to time and with or without prior notice, amend or modify the Plan in any manner, but may not without shareholder approval adopt any amendment that would require the vote of shareholders of the Company pursuant to Section 162(m) of the Code.

                             ARTICLE 9. WITHHOLDING

         The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan.

                            ARTICLE 10. SUCCESSORS

         All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

                         ARTICLE 11. REQUIREMENTS OF LAW

         11.1 Requirements of Law. The granting of Awards under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies as may be required.

         11.2 Governing Law. The Plan, and all agreements hereunder, shall be governed by the laws of the State of Arizona.

                                WAVEPHORE, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David E. Deeds and R. Glenn Williamson Proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all of the Common Shares of WavePhore, Inc. held of record by the undersigned on March 31, 1997, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on May 2, 1997, and at any adjournment thereof.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)


                                                                ___________
                                                               |SEE REVERSE|
                                                               |    SIDE   |
                                                               |___________|

/ X / Please mark your
      vote as in this
      example

                                   FOR                       WITHHOLD
                        all nominees listed hereon           AUTHORITY
                         (except as marked to the    to vote for all nominees
                              contrary below)              listed hereon
1. ELECTION OF                  /  /                          /  /            NOMINEES:  David E. Deeds,
   DIRECTORS                                                                             R. Glenn Williamson,
Instructions: To withhold                                                                Kenneth D. Swenson
authority to vote for any                                                                C. Roland Haden,
individual nominee, print that                                                           Glenn Scolnik,
Nominee's name on the space                                                              J. Robert Collins
provided below.


                                                 FOR      AGAINST   ABSTAIN
2. PROPOSAL TO APPROVE THE 1997                 /  /       /  /      /  /
   INCENTIVE PLAN.

3. PROPOSAL TO APPROVE THE                      /  /      /  /      /  /
   EXECUTIVE MANAGEMENT
   INCENTIVE PLAN.

4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON
   SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING
   OR ANY ADJOURNMENT THEREOF.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE
ELECTION OF THE NOMINEES LISTED ABOVE, AND FOR THE APPROVAL
OF THE 1997 INCENTIVE PLAN AND THE EXECUTIVE MANAGEMENT
INCENTIVE PLAN.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE
ENCLOSED ENVELOPE.



Signature(s) __________________________________ Dated: __________________ , 1997

NOTE: Signatures should be identical with the name(s) indicated hereon. Joint owners should each sign personally. Persons signing as attorney, executor, administrator, trustee or guardian should give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.